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                                                                      EXHIBIT 99


                                AGREEMENT OF SALE

         THIS AGREEMENT OF SALE ("Agreement") is dated as of the 19th day of November, 2004 between GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, of 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105 ("Seller").

                                    RECITALS:

         Seller is the owner of certain real property and improvements located at the addresses set forth in the Fundamental Sale Provisions below.

         Seller is also the owner of certain equipment packages located at the addresses set forth in the Fundamental Sale Provisions below.

         Purchaser desires to purchase, and Seller is willing to sell the real property, improvements and equipment packages upon the terms and conditions set out below.

                                   AGREEMENT:

         In consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser agree as follows:

         1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

Land: Parcel 1: That certain real property commonly known as an Applebee's Neighborhood Grill & Bar located at 105 Potomac Boulevard, Mt. Vernon, Illinois and more particularly described in the attached Exhibit "A-1".

                           Parcel 2: That certain real property commonly known as an Arby's Restaurant located at 1705 Red Robin Lane, New Bern, North Carolina and more particularly described in the attached Exhibit "A-2".

                           Parcel 3: That certain real property commonly known as a Black-Eyed Pea Restaurant located at 1905 Preston Park, Plano, Texas and more particularly described in the attached Exhibit "A-3".

                           Parcel 4: That certain real property commonly known as a Boston Market Restaurant located at 1729 Olden Avenue, Ewing Township, New Jersey and more particularly described in the attached Exhibit "A-4".

                           Parcel 5: That certain real property commonly known as a Church's Chicken located at 1003 S.E. Military, San Antonio, Texas and more particularly described in the attached Exhibit "A-5".

                           Parcel 6: That certain real property commonly known as a Denny's located at 5720 Northampton Road, Virginia Beach, Virginia and more particularly described in the attached Exhibit "A-6".



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                           Parcel 7: That certain real property commonly known
                           as a Golden Corral Restaurant located at West Adams Drive and South Florida Avenue, Lakeland, Florida and more particularly described in the attached Exhibit "A-7".

                           Parcel 8: That certain real property commonly known as a Hollywood Video located at Garriott Road and Overland Trail, Enid, Oklahoma and more particularly described in the attached Exhibit "A-8".

                           Parcel 9: That certain real property commonly known as a Jack-In-The-Box Restaurant located at 320 Grapevine Highway, Hurst, Texas and more particularly described in the attached Exhibit "A-9".

                           Parcel 10: That certain real property commonly known as a Jack-In-The-Box Restaurant located at Meridian Street South and 160th Street East, Puyallup, Washington and more particularly described in the attached Exhibit "A-10".

                           Parcel 11: That certain real property commonly known as a Taco Bell Restaurant located at 45590 Gratiot Avenue, Macomb, Michigan and more particularly described in the attached Exhibit "A-11".

                           Parcel 12: That certain real property commonly known as a Tony Roma's located at 4521 Southside Boulevard, Jacksonville, Florida and more particularly described in the attached Exhibit "A-12".

Equipment Packages:        Equipment Package 1: That certain package of
                           equipment used in connection with a KFC Restaurant located at 6636 South Avenue, Boardman, Ohio and more particularly described in the attached Exhibit "B-1".

                           Equipment Package 2: That certain equipment loan ("Equipment Loan") secured by a package of equipment used in connection with a Carino's Restaurant located at 3402 St. Michael Drive, Texarkana, Texas and more particularly described in the attached Exhibit "B-2".

                           Equipment Package 3:  Intentionally omitted.

                           Equipment Package 4: That certain package of equipment used in connection with a Taco Bell Restaurant located at 132 Access Road, Waynesville, North Carolina and more particularly described in the attached Exhibit "B-4".

Real Estate Leases:        Real Estate Lease 1: That certain Lease, dated July
                           24, 1995, as amended, ("Real Estate Lease 1"), between Captec Acceptance Leasing Corporation (and subsequently assigned to Seller), as landlord, and Apple Partners Limited Partnership, an Ohio limited partnership (and subsequently assigned to Gourmet
                           Systems, Inc.), as tenant ("Tenant 1").

                           Real Estate Lease 2: That certain Lease, dated July 9, 1999, as amended, ("Real Estate Lease 2"), between Captec Franchise Capital Partners L.P. IV (and subsequently assigned to Seller), as landlord, and RTM Acquisition Company LLC, a Georgia limited liability company ("Tenant 2"), as guaranteed by RTM, Inc. ("Guarantor(s) 2") pursuant to that certain Guaranty, dated July 9, 1999, as amended ("Real Estate Lease Guaranty 2"), by Guarantor(s) 2 in favor of Seller.




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                           Real Estate Lease 3: That certain Lease, dated
                           September 30, 1996, as amended, ("Real Estate Lease 3"), between Seller, as landlord, and DenAmerica Corp, a Georgia corporation, now known as Phoenix Restaurant Group, Inc., and subsequently assigned to Restaurants Acquisition I, LLC, as tenant ("Tenant 3").

                           Real Estate Lease 4: That certain Lease, dated June 6, 1996, as amended, ("Real Estate Lease 4"), between Seller, as landlord, and New Jersey Rose, LLC, a New Jersey limited liability company (and subsequently assigned through a series of assignments to Golden Restaurant Operations, Inc.), as tenant ("Tenant 4").

                           Real Estate Lease 5: That certain Lease, dated October 20, 1995, as amended, ("Real Estate Lease 5"), between Seller, as landlord, and America's Favorite Chicken Company, a Minnesota corporation, as tenant ("Tenant 5").

                           Real Estate Lease 6: That certain Lease, dated August 25, 1995, as amended, ("Real Estate Lease 6"), between Captec Net Lease Realty, Inc. (and subsequently assigned to Seller), as landlord, and Denny's, Inc. by assignment from Denwest Restaurant Corp., as tenant ("Tenant 6").

                           Real Estate Lease 7: That certain Lease, dated August 6, 1996, as amended, ("Real Estate Lease 7"), between Captec Net Lease Realty, Inc. (and subsequently assigned through a series of assignments to Seller), as landlord, and Corral South Stores 3, Inc., a Florida corporation (and subsequently assigned to ADL Investments, LLC), as tenant ("Tenant 7").

                           Real Estate Lease 8: That certain Lease, dated January 15, 1996, as amended, ("Real Estate Lease 8"), between Caltex Entertainment Ltd. (and subsequently assigned through a series of assignments to Seller), as landlord, and Hollywood Entertainment Corporation, an Oregon corporation, as tenant ("Tenant 8").

                           Real Estate Lease 9: That certain Lease, dated September 27, 1996, as amended, ("Real Estate Lease 9"), between Seller, as landlord, and Foodmaker, Inc., a Delaware corporation, as tenant ("Tenant 9").

                           Real Estate Lease 10: That certain Lease, dated December 9, 1998, as amended, ("Real Estate Lease 10"), between Seller, as landlord, and Foodmaker, Inc., a Delaware corporation, as tenant ("Tenant 10").

                           Real Estate Lease 11: That certain Lease, dated December 10, 1998, as amended, ("Real Estate Lease 11"), between Seller, as landlord, and TEC Foods, Inc., a Michigan corporation, as tenant ("Tenant 11").

                           Real Estate Lease 12: That certain Lease, dated December 9, 1998, as amended, ("Real Estate Lease 12"), between Captec Net Lease Realty, Inc. (and subsequently assigned to Seller), as landlord, and Romacorp, Inc., a Delaware corporation, as tenant ("Tenant 12").

Equipment Leases:          Equipment Lease 1: That certain Lease, dated April
                           12, 1999, as amended, ("Equipment Lease 1"), between
                           Captec Financial Group, Inc. (and subsequently assigned through a series of assignments to Seller), as lessor, and Morgan's Restaurants of Ohio, Inc., an Ohio corporation as lessee ("Lessee 1"), as


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                           guaranteed by Morgan's Foods, Inc. ("Equipment
                           Guarantor(s) 1") pursuant to that certain Guaranty, dated April 12, 1999, as amended ("Equipment Lease Guaranty 1"), by Equipment Guarantor(s) 1 in favor of Seller, which Lease relates to the lease of Equipment Package 1 to Lessee 1.

                           Equipment Lease 2: That certain Equipment Loan Promissory Note, dated March 25, 1999, and secured by a security interest in Equipment Package 2, as amended, ("Equipment Lease 2"), as executed by Roma Texarkoma Joint Venture, a Texas general partnership ("Lessee 2") in favor of Captec Financial Group, Inc. (and subsequently assigned through a series of assignments to Seller), as guaranteed by Larry Levine, Kathy Levine, Kona Restaurant Group, Inc. and Turtle Creek Restaurants LC (collectively the "Equipment Guarantor(s) 2") pursuant to that certain Guaranty, dated March 25, 1999, as amended (collectively "Equipment Lease Guaranty 2"), by Equipment Guarantor(s) 2 in favor of Seller.

                           Equipment Lease 3:  Intentionally omitted.

                           Equipment Lease 4: That certain Lease, dated April 16, 1999, as amended, ("Equipment Lease 4"), between Captec Financial Group, Inc. (and subsequently assigned to Seller), as lessor, and American Hospitality Corp., a Tennessee corporation ("Lessee 4"), which Lease relates to the lease of Equipment Package 4 to Lessee 4.

Deposit: An initial deposit of $150,000, payable as set forth in Section 3(a) below ("Initial Deposit") and an additional deposit of $150,000, payable as set forth in Section 3(a) below ("Additional Deposit"). The Initial Deposit and the Additional Deposit (when paid as provided in Section 3(a) below) are collectively referred to as the "Deposit."

Purchase Price:            $20,565,000, subject to adjustment as set forth in
                           this Agreement, payable as set forth in Section 3 below and allocated among the various Properties and Equipment Packages as set forth in Exhibit "C".

Title Company:             LandAmerica Financial Group, Inc. (Phoenix, Arizona).

Inspection Period:         The period commencing on the date of this Agreement
                           and ending no later than December 15, 2004 provided, however, that such date shall be extended one (1) day for each day following the Diligence Demand Date (as hereinafter defined) that Seller fails to deliver any Due Diligence Items in its possession that are demanded by Purchaser, but in no event shall the Inspection Period extend beyond December 22, 2004
                           (all as more particularly described in Section 4 below).

Financing Period:          Not applicable.

Closing:                   To occur on or before December 31, 2004.

Broker: CB Richard Ellis, Inc., a Delaware corporation, with an address at 505 North Brand Boulevard, Suite 100, Glendale, CA 91203 Attention: Sterling Champ.




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         2. AGREEMENT TO SELL AND CONVEY. Seller agrees to sell and convey to
Purchaser, and Purchaser agrees to purchase from Seller, subject to the terms and conditions set forth in this Agreement, all of Seller's right, title and interest in and to:

                  (a) Projects. All land, buildings, structures, and improvements (individually an "Improvement" and collectively the "Improvements") on each of the Parcels comprising the Land (individually a "Project" and collectively the "Projects");

                  (b) Easements. All of the recorded easements benefiting, and recorded rights of access appurtenant to, each of the Projects;

                  (c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to each of the Projects, including any adjacent streets, roads, alleys, accesses, and rights-of-way;

                  (d) Real Estate Leases. The Real Estate Leases, together with all prepaid rentals (to the extent applicable to a period beyond the date of Closing), any security deposits held by Seller under the Real Estate Leases as of the date of Closing and Seller's rights and interests in the Real Estate Lease Guaranties (if any);

                  (e) Equipment. All of the restaurant equipment and other equipment comprising the Equipment Packages (individually and collectively the "Equipment"); and

                  (f) Equipment Leases. The Equipment Leases, together with all prepaid rentals (to the extent applicable to a period beyond the date of Closing), any security deposits held by Seller under the Equipment Leases as of the date of Closing and Seller's rights and interests in the Equipment Lease Guaranties (if any).

                  (g) Equipment Loan. The Equipment Loan, together with all prepaid amounts in connection with such Equipment Loan (to the extent applicable to a period beyond the date of Closing), and Seller's rights and interests in the Equipment Guaranties (if any).

All of the items described in clauses (a), (b), (c) and (d) above is collectively referred to as the "Real Property," all of the items described in clauses (e), (f) and (g) above is collectively referred to as the "Personal Property" and the Real Property and the Personal Property is collectively referred to as the "Property".

         3. PURCHASE PRICE; DEPOSIT. The Purchase Price for the Property shall be payable as follows:

                  (a) Deposit. Within three (3) days of the date of this Agreement, Purchaser shall place the Initial Deposit in escrow with the Title Company. Provided Purchaser has not terminated this Agreement prior to the expiration of the Inspection Period, then on or before the expiration date of the Inspection Period, Purchaser shall place the Additional Deposit in escrow with the Title Company. The Deposit, including any interest earned thereon, shall be held in accordance with the terms of this Agreement and the laws of the State of Delaware and applied to the Purchase Price at Closing (if the transaction is consummated). The Deposit shall be held in a money market account reasonably acceptable to Purchaser and Seller and all interest shall be paid to the party entitled to the Deposit. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non-refundable (except as expressly provided to the contrary in this Agreement); and




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                  (b) Balance of Purchase Price. The balance of the Purchase
Price (plus or minus closing adjustments and any other adjustments allowed under this Agreement, as the case may be), together with the Deposit, shall be paid to the Title Company, as escrow closing agent, three (3) business days prior to the Closing and shall be disbursed at the Closing in accordance with escrow closing instructions mutually satisfactory to Seller and Purchaser. Payment shall be by wire transfer of immediately available U.S. funds in accordance with wire transfer instructions provided by Seller at least three (3) business days prior to the Closing. In exchange for such payment at the Closing, Seller shall deliver to the Title Company for delivery to Purchaser in accordance with the escrow closing instructions deeds to the Projects (in the form required by the state in which the specific Project is located) whereby Seller warrants against all claiming by, through or under Seller (individually a "Deed" and collectively the "Deeds"). The Deeds shall be substantially in the form attached as Exhibit "D" and shall convey title to the Projects to Purchaser, subject only to the Real Estate Leases, liens for taxes which are not yet due and payable and such other exceptions to title which are disclosed in the Title Commitments (defined below) and to which Purchaser consents in writing or waives its objection thereto pursuant to this Agreement. Additionally, in exchange for such payment, Seller shall deliver to Title Company for delivery to Purchaser in accordance with the escrow closing instructions bills of sale to the Personal Property (in the form required by the state in which the specific Personal Property is located) whereby Seller warrants against all claiming by, through or under Seller (individually a "Bill of Sale" and collectively the "Bills of Sale"). The Bills of Sale shall be substantially in the form attached as Exhibit "E" and shall convey title to the Personal Property to Purchaser "as-is and where-is" and subject to the Equipment Leases and liens for taxes which are not yet due and payable. Additionally, in exchange for such payment, Seller shall deliver to Title Company for delivery to Purchaser in accordance with the escrow closing instructions all such assignments and related documents required by this Agreement in accordance with the terms hereof.

                  (c) Interest Rate Change Adjustment. The Purchase Price may be adjusted for certain changes in the 10 Year U.S. Swap Interest Rate Index ("Index"), as set forth in this Section 3(c). The Index was equal to 441 basis points (4.41%) on October 27, 2004. In the event that on the date that is four
(4) business days prior to Closing (the "Adjustment Determination Date"), the Index has increased or decreased in comparison to the Index on October 27, 2004, the Purchase Price shall be adjusted as follows:

                           (i) If the difference (positive or negative) between
the Index on October 27, 2004 and the Index on the Adjustment Determination Date is equal to or less than 25 basis points (0.25%), there will be no adjustment to the Purchase Price.

                           (ii) If the Index on the Adjustment Determination
Date has increased by more than 25 basis points (0.25%) relative to the Index on October 27, 2004 (the amount by which such increase exceeds 25 basis points is hereinafter referred to as the "Decrease Factor"), the Purchase Price will be decreased by a percentage equivalent to the product of 4 times the Decrease Factor. Notwithstanding the foregoing, the Decrease Factor shall not exceed 35 basis points. By way of an example, if the unadjusted purchase price was $100, the Index on October 27, 2004 was 10.00% and the Index on the Adjustment Determination Date was 10.75%, the purchase price would be reduced by 1.40% to $98.60. By way of another example, if the unadjusted purchase price was $100, the Index on October 27, 2004 was 10.00% and the Index on the Adjustment Determination Date was 10.50%, the purchase price would be reduced by 1.00% to $99.00.

                           (iii) If the Index on the Adjustment Determination
Date has decreased by more than 25 basis points (0.25%) relative to the Index on October 27, 2004 (the amount by which such decrease exceeds 25 basis points is hereinafter referred to as the "Increase Factor"), the Purchase Price will be increased by a percentage equivalent to the product of four times the Increase Factor.


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Notwithstanding the foregoing, the Increase Factor shall not exceed 35 basis points. By way of an example, if the unadjusted purchase price was $100, the Index on October 27, 2004 was 10.00% and the Index on the Adjustment Determination Date was 9.25%, the purchase price would be increased by 1.40% to $101.40. By way of another example, if the unadjusted purchase price was $100, the Index on October 27, 2004 was 10.00% and the Index on the Adjustment Determination Date was 9.50%, the purchase price would be increased by 1.00% to $101.00.

                  (d) Removal of Property. Notwithstanding anything in this Agreement to the contrary, and subject to the conditions and limitations set forth in this SECTION 3(d), Purchaser shall have the right to elect, at any time prior to the expiration of the Inspection Period, in Purchaser's sole discretion, to remove no more than one (1) item of the listed Real Property and Personal Property set forth on Exhibit "C" from the terms of this Agreement and the Purchase Price shall be reduced by the amount allocated to such item on Exhibit "C"; PROVIDED, HOWEVER, that in no event shall any such item reduce the Purchase Price by more than Two Million Dollars ($2,000,000.00).

         4. DUE DILIGENCE ITEMS. Unless a longer time period is specifically identified below, within three (3) business days of the date of this Agreement, and at its sole cost and expense, Seller shall furnish or cause Broker to furnish to Purchaser the following (such items, together with the Offering Memorandum previously provided to Purchaser by Broker and identified as "National Restaurant and Retail Portfolio A -- 13 Properties in 10 States", as supplemented from time to time by Broker, hereinafter collectively referred to as the "Due Diligence Items"):

                  (a) Title Work. A copy of the owner's policy of title insurance issued to Seller for each Project. As soon as commercially practicable following such date as Purchaser has delivered the Initial Deposit to the Title Company, Seller shall provide or cause the Title Company to provide to Purchaser a commitment for an owner's policy of title insurance for each Project (individually a "Title Commitment" and collectively the "Title Commitments"), which shall: (i) be issued by Title Company in favor of Purchaser without so called "Standard Exceptions", (ii) be dated after the date of this Agreement,
(iii) provide for coverage in an amount equal to the Purchase Price allocated to the specific Project, which allocation shall not be subject to change following the date hereof without the written consent of the parties hereto, (iv) show the state and quality of title to the Project, together with all liens, encumbrances and other charges and items affecting the Project; and (v) be accompanied by legible copies of all documents referenced in the Title Commitment. Any endorsements to the Title Commitments shall be obtained by Purchaser at Purchaser's sole cost and expense;

                  (b) Surveys. A copy of the existing ALTA as-built survey of each Parcel comprising the Land (individually a "Survey" and collectively the "Surveys");

                  (c) Environmental Reports. A copy of any existing "Phase I" environmental assessments, reports and related information for each Project;

                  (d) Property Condition Reports. To the extent in Seller's possession, a copy of the existing property condition reports for each Project (if any);

                  (e) Real Estate Lease Documents. A complete copy of each Real Estate Lease, along with the Real Estate Lease Guaranties (if any), including any modification or amendments thereto; and

                  (f) Equipment Lease Documents. A complete copy of each Equipment Lease, along with the Equipment Lease Guaranties (if any), including any modification or amendments thereto.




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                  (g) Equipment Loan Documents. A complete copy of the Equipment
Loan, along with the Equipment Loan Guaranties (if any), including any modification or amendments thereto.

                  (h) Seller's System Data. A reasonably complete set of all data on Seller's computer systems and networks, with respect to the servicing of any portion of the Property and with respect to the individual Tenants and their respective guarantors, in electronic format. Seller shall use commercially reasonable efforts to provide such electronic data to Purchaser in a format that is compatible with Purchaser's computer systems; provided, however, that Seller shall not be required to retain any third party consultants or purchase any additional hardware, software or licenses in order to fulfill this obligation, nor shall the fulfillment of this obligation unduly burden Seller's employees or agents. Finally, Seller shall not be required to deliver this item 4(h) to Purchaser until the second (2nd) business day after the expiration of the Inspection Period.

                  On or before November 30, 2004 (the "Diligence Demand Date"), Purchaser shall deliver to Seller written notice of any Due Diligence Item that Purchaser reasonably believes that Seller has failed to provide to Purchaser. Promptly following receipt of notice from Purchaser of any Due Diligence Items believed by Purchaser not to have been delivered by Seller, Seller shall either
(1) furnish such Due Diligence Items to Purchaser, or (2) deliver to Purchaser notice that Seller does not possess the requested Due Diligence Item. Commencing on the day after the Diligence Demand Date and continuing until such time as Seller responds to Purchaser with respect to each Due Diligence Item referenced in Purchaser's notice to Seller in one of the two methods referred to in the preceding sentence, the Inspection Period shall be extended by one (1) additional day for each day that Seller fails to respond with regard to the last of Seller's requested Due Diligence Items; provided, however, in no event shall the Inspection Period extend beyond December 22, 2004.

                  Purchaser shall return to Seller all of the Due Diligence Items (including all copies Purchaser has made of the Due Diligence Items; provided Purchaser may retain one (1) complete set of such items for its files, subject to the confidentiality requirements under which such items were delivered) at such time as this Agreement is terminated for any reason. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

                  Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties and, in many instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that, except as specifically set forth herein: (i) neither Seller nor any of its directors, officers, partners, members, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof, (ii) neither Seller nor any director, officer, partner, member, employee or agent acting on Seller's behalf is authorized or empowered to make any warranties or representations of whatsoever kind or nature regarding the truth, accuracy or completeness of the Due Diligence Items or the Property (other than as expressly set forth in this Agreement), and (iii) except as otherwise provided herein, Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items. Purchaser further acknowledges and agrees that (except as otherwise provided herein) Purchaser shall be solely responsible for reviewing, analyzing and determining the truth, completeness, accuracy and adequacy of the Due Diligence Items.

         5. CONDITIONS TO PURCHASER'S OBLIGATIONS.

                  (a) Inspection Notice. Purchaser shall have until 5:00 p.m. Central Standard Time on the date the Inspection Period expires to deliver written notice to Seller indicating whether any of the Due Diligence Items, the condition of the Property, or title thereto is satisfactory to or unsatisfactory to Purchaser and specifying the matters which are not satisfactory or to which Purchaser otherwise objects


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

("Inspection Notice"). In the event Seller does not receive an Inspection Notice within the time period set forth in the preceding sentence, Purchaser shall be deemed to have objected to the Due Diligence Items, the condition of the Property, and title thereto, as disclosed in the Due Diligence Items, at which time the Deposit shall be immediately refunded to Purchaser, this Agreement shall terminate, and the parties shall have no further obligations one to the other, except as expressly set forth herein to the contrary.

                  (b) Responses to Inspection Notice. In the event that either:
(i) Purchaser indicates in the Inspection Notice that the Property or the Due Diligence Items are not satisfactory in any respect, or (ii) Purchaser discovers and informs Seller in writing of, or Seller informs Purchaser of, any change in the status of title to the Property occurring after the date of this Agreement and resulting in an encumbrance on the Real Property in addition to the Real Estate Leases and the Permitted Exceptions (as defined below) (each a "Title Defect"), Seller shall have the right, but not the obligation, to elect to cure or otherwise correct those items as provided herein. If Seller elects to cure or otherwise correct such items, Seller shall provide Purchaser with written notice of such election and a detailed plan for curing or otherwise correcting such items (including causing Title Company to insure over any Title Defect) and specifying the time frame in which such plan shall be completed, which plan must be approved by Purchaser in writing. If Purchaser approves such plan, Seller shall have the right, but not the obligation, to proceed to cure or otherwise correct such item in accordance with the plan approved by Purchaser. If Seller does not complete such cure or correction as and when required by the Purchaser-approved plan, then Purchaser may, at its option: (1) waive any of its objections set forth in the Inspection Notice or relating to the Title Defect, without any adjustment in the Purchase Price, or (2) Purchaser may terminate this Agreement. Purchaser shall deliver to Seller prompt written notice of which option Purchaser has elected pursuant to the preceding sentence. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and, except as expressly set forth in this Agreement, neither Seller nor Purchaser shall have any further obligations under this Agreement.

                  (c) Financing Contingency. The Purchaser's obligations hereunder are not contingent upon Purchaser's ability to obtain a loan or any other financing to finance its purchase obligation hereunder.

                  (d) Estoppel Certificates. Within five (5) business days of the date of execution of this Agreement, Seller will make a request from each Tenant and each Lessee for a current estoppel certificate, each in the form (if any) contemplated by the applicable Real Estate Lease or Equipment Lease. If the form of Tenant or Lessee estoppel certificate is not prescribed by the Real Estate Lease or Equipment Lease, and Purchaser submits to Seller the form of estoppel certificate preferred by Purchaser within three (3) business days of the date of execution of this Agreement, Seller will submit such form of estoppel certificate to the Tenants and Lessees, as applicable, if such form is reasonable (as determined by Seller in its reasonable discretion). Seller shall make commercially reasonable efforts to obtain the estoppel certificates from each Tenant and Lessee; PROVIDED, HOWEVER, that Seller shall not be obligated to exercise any rights or remedies available to Seller under the Real Estate Leases or the Equipment Leases or at law or in equity to obtain such estoppel certificates. Notwithstanding anything contained herein to the contrary, in the event any Tenant or Lessee fails to provide the estoppel certificate required by this Section, or alleges that there are outstanding events of default under the Real Estate Lease or Equipment Lease which cannot be resolved to Purchaser's reasonable satisfaction by the end of the Inspection Period, then, in such event, Purchaser's sole remedy shall be to either waive the requirement or terminate this Agreement by written notice to Seller and the Title Company and receive the prompt return of its Deposit from the Title Company. Seller shall be under no obligation to update any estoppel certificate received from any Tenant or Lessee.

                  (e) Rights of First Refusal. Seller and Purchaser acknowledge and agree that the Right of First Refusal Rider attached to this Agreement is incorporated into the terms and provisions of this Agreement. Seller shall use Seller's best efforts to cause any tenants that have a right of first refusal with respect to all or any portion of any of the Projects to, on or before the expiration of the Inspection Period, either waive or elect to purchase such Projects. Notwithstanding the foregoing, with respect to any tenant who has not waived or elected to exercise such right of first refusal prior to the expiration of the Inspection Period, if any such tenant elects to exercise a right of first refusal for a Project after the expiration of the Inspection Period but before Closing, such Real Property shall be removed from this Agreement, and the Purchase Price shall be reduced by the amount allocated to such Real Property in Exhibit "C", and Seller shall reimburse Purchaser for all due diligence costs incurred by Purchaser in performing its due diligence investigations with respect to such Project, with such amounts to be credited against the Purchase Price at Closing, or if Purchaser has the right to terminate this Agreement after the expiration of the Inspection Period, then Seller shall immediately pay such amounts to Purchaser upon demand. The foregoing obligation of Seller to reimburse Purchaser shall survive any termination of this Agreement. If any tenant with a right of first refusal has not exercised or waived such right of first refusal prior to the Closing, then Purchaser shall close on such Projects. If any tenant elects to exercise a right of first refusal for any of such Projects after the Closing, then Purchaser shall be entitled to receive all amounts paid by such tenant for such Project.

                  (f) Purchaser Investment Approvals. Purchaser's obligations under this Agreement are contingent upon obtaining all necessary board of directors' and related investment approvals for this transaction; provided, however, this requirement shall be deemed to have been waived if this Agreement is not terminated prior to the expiration of the Inspection Period.

         6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to any easements, liens, exceptions, and other encumbrances noted in the Title Commitments, the Surveys, the Real Estate Leases and the Equipment Leases; provided Purchaser has expressly approved or waived its objection to such items, which approval or waiver shall be deemed to have occurred if Purchaser has not objected to such items and this Agreement is not terminated prior to the expiration of the Inspection Period (collectively the "Permitted Exceptions").

         7. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the date of this Agreement, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means (except as otherwise specifically stated) Seller's actual knowledge, after reasonable due diligence and inquiry by Seller.

                  (a) Authority. Seller is duly formed in the State of Delaware, Seller has obtained all necessary approvals for the execution of this Agreement and the performance of its obligations arising hereunder. The persons executing this Agreement on behalf of Seller have full power and authority to do so and to perform every act and to execute and deliver every document and instrument necessary or appropriate to consummate the transactions contemplated by this Agreement.

                  (b) Compliance. Except as set forth on Schedule 7(b), Seller has received no notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to any Property which violation has not been cured;

                  (c) Litigation. Except as set forth on Schedule 7(c), there is no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

                  (d) Eminent Domain. Except as set forth on Schedule 7(d), there is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental takings or proceedings relating to the Property or any part thereof;

                  (e) Foreign Entity. Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement;

                  (f) Leases and Loan. Except as set forth on Schedule 7(f), neither Seller nor any Tenant or Lessee is in default, nor, to Seller's knowledge, has any event occurred which, with notice or the passage of time or both, would cause Seller or any Tenant or Lessee to be in default, under any of the Real Estate Leases or the Equipment Leases. Neither Seller nor the borrower under the Equipment Loan is in default, nor, to Seller's knowledge, has any event occurred which, with notice or the passage of time or both, would cause Seller or the borrower under the Equipment Loan to be in default, under the Equipment Loan.

                  (g) Absence of Breaches or Defaults. Seller is not, and the authorization, execution, delivery and performance of this Agreement and the documents, instruments and agreements provided for herein will not result, in any breach or default under any other document, instrument or agreement to which Seller is a party or by which Seller, the Projects or any of the Property is subject or bound. The authorization, execution, delivery and performance of this Agreement and the documents, instruments and agreements provided for herein will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order and will not result in any lien or encumbrance being placed on all or any portion of the Property.

                  (h) Specific Equipment Loan Representations and Warranties.

                           (i) The Equipment Loan is free and clear of any and
all encumbrances and all related loan documents (including, without limitation, the Equipment Promissory Note (the "NOTE" and any guaranties in connection with the Equipment Loan) (collectively, the "LOAN DOCUMENTS") are free and clear of any and all encumbrances. Seller is the sole owner of the right to receive all principal, interest and all other amounts required to be paid to the lender under the Equipment Loan. Seller is the sole owner and holder of the Equipment Loan and has the full right, power and authority, subject to no interest or participation of, or agreement with, any third party, to sell, transfer and assign the same to Purchaser pursuant to this Agreement.

                           (ii) The Equipment Loan has not been satisfied,
subordinated, assigned or rescinded, in whole or in part, or canceled, except for scheduled payments made in the ordinary course of business, and except for assignments disclosed to Purchaser.

                           (iii) Seller has delivered to the Purchaser copies of
all of the Loan Documents in connection with the Equipment Loan. The Note to be delivered to the Purchaser at Closing is the only original promissory note for the Equipment Loan. The Loan Documents are the only documents executed by Seller's predecessor in interest and Lessee 2 with respect to the Equipment Loan and the related collateral securing such Equipment Loan as described on Exhibit B-2 hereto (the "COLLATERAL"). The entire agreement between Seller and Lessee 2 (whether originated by Seller or a third party) is contained in the related Loan Documents and there are no warranties, agreements or options not set forth therein. Other than the Loan Documents, there are no agreements between Seller and Lessee 2 with respect to any of the Collateral securing the Equipment Loan.

                           (iv) To the best of Seller's knowledge without
independent inquiry, Lessee 2 has not asserted in writing to Seller nor, to Seller's knowledge, does Lessee 2 have any basis to assert, any defense, right of rescission, counterclaim or set off to its obligations under the Equipment Loan.

                           (v) The Equipment Loan constitutes and arose out of a
bona fide business transaction entered into in the ordinary course of business.

                           (vi) The proceeds of the Equipment Loan have been
fully disbursed, and there is no requirement for future advances with respect thereto.

                           (vii) Seller has not received any written notice of
violation of any law or regulation relating to the Equipment Loan or the ownership or operation thereof which remains uncured.

                           (viii) The Collateral does not secure any obligations
to Seller or any of its affiliates other than the obligations evidenced by the Equipment Loan.

                  (i) Accuracy of Information. To Seller's actual knowledge, without any independent investigation or verification whatsoever, the Due Diligence Items and all other information delivered by Seller to Purchaser with respect to the Real Property and the Personal Property (including, without limitation, any and all financial information regarding tenants, borrowers or guarantors for any of the Real Estate Leases, the Equipment Loan or the Equipment Leases) are true, accurate and complete in all material respects.

                  Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of twelve
(12) months. If prior to Closing, Purchaser receives written notice from Seller that any representation or warranty of Seller is untrue and cannot be remedied, or Purchaser becomes aware that any material representation or warranty of Seller is untrue and cannot be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing in which event, the Deposit shall be refunded to Purchaser, and, except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within such period, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the breach of such representation or warranty. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the date same are made through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the date such representations or warranties are made, except as expressly provided herein.

         8. COVENANTS OF SELLER.

                  (a) Actions. From and after the date of this Agreement and until the date of Closing, Seller shall: (i) keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Real Estate Leases and/or the Equipment Leases (as the case may be); (ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend any of the Real Estate Leases, the Equipment Loan and/or the Equipment Leases (as the case may be) without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); and

                  (b) Change in Status. From and after the date of this Agreement and until the date of Closing, Seller shall promptly (but in no event later than the next business day after Seller becomes aware of the same) give Purchaser written notice of (1) any change in the status of title to any Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on a particular Property; and (2) any events or facts after the date of this Agreement which have caused Seller's representations or warranties to become untrue or incorrect and which would alter or amend any of the rights or remedies of the parties under this Agreement.

         9. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute the escrow instructions letter, any amendments thereto and all directions or communications thereunder.

         10. SELLER'S OBLIGATIONS AT THE CLOSING. On such date as is three (3) business days prior to the Closing (other than with respect to item (c), which item shall be satisfied only at Closing), Seller shall:

                  (a) Deeds. Execute and deliver the Deeds to Title Company for delivery to Purchaser in accordance with the escrow instructions letter;

                  (b) Bills of Sale. Execute and deliver the Bills of Sale to Title Company for delivery to Purchaser in accordance with the escrow instructions letter;

                  (c) Title Policy. Cause the Title Company to be irrevocably prepared to issue to Purchaser an owner's policy of title insurance for each Project pursuant to the applicable Title Commitment (individually a "Title Policy" and collectively the "Title Policies");

                  (d) Closing Statement. Execute and deliver to Title Company a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

                  (e) Assignment(s) of Lease(s). Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter an assignment (or assignments) of all of Seller's right, title and interest in and to the Real Estate Leases and/or the Equipment Leases (as the case may be) in substantially the form attached as Exhibit "F" (individually an "Assignment" and collectively the "Assignments"), together with such consents to and notices of such Assignments as may be required under the Real Estate Leases and/or the Equipment Leases (as the case may be);

                  (f) Assignment(s) of UCC Filings. Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter an assignment (or assignments) of all of Seller's right, title and interest in and to any UCC filings in connection with any of the Personal Property in a form reasonably acceptable to Purchaser;

                  (g) Assignment of Equipment Loan. Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter an assignment of all Seller's right, title and interest in and to the Equipment Loan in substantially the form attached as Exhibit "F-1" (the "Loan Assignment"), together with such consents to and notices of such Loan Assignment as may be required under the Equipment Loan and together with the allonge required by the Loan Assignment;

                  (h) Affidavit. Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter a Non-Foreign Persons Affidavit in substantially the form attached as Exhibit "G";

                  (i) Estoppel Certificates. Deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter an original of the estoppel certificates from all Tenants and Lessees providing such documents to Seller, in each case in the form required by SECTION 5(d) above;

                  (j) Notice to Tenants/Lessees/Borrower. Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter a "Notice to Tenant" or "Notice to Lessee" or "Notice to Borrower" for each Real Estate Lease and/or Equipment Lease and/or the Equipment Loan (as the case may be) substantially in the form attached as Exhibit "H"; and

                  (k) Additional Documents. Execute and deliver to Title Company for delivery to Purchaser in accordance with the escrow instructions letter such other documents or instruments as may be required under this Agreement, or as otherwise required in Purchaser's reasonable judgment to effectuate the Closing.

         11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under SECTION 10 above, on such date as is three (3) business days prior to Closing, Purchaser shall:

                  (a) Purchase Price. Deliver the Purchase Price, as adjusted in accordance with the terms of this Agreement, to Title Company for payment to Seller in accordance with the escrow instructions letter;

                  (b) Closing Statement. Execute and deliver to Title Company for delivery to Seller in accordance with the escrow instructions letter a closing statement itemizing the Purchase Price and all adjustments thereto as provided in this Agreement;

                  (c) Assignments of Leases. Execute and deliver to Title Company for delivery to Seller in accordance with the escrow instructions letter a counterpart of the Assignments for the purpose of assuming the obligations of Seller under each of the Real Estate Leases and/or the Equipment Leases (as the case may be);

                  (d) Assignment of Equipment Loan. Execute and deliver to Title Company for delivery to Seller in accordance with the escrow instructions letter a counterpart of the Loan Assignment for the purpose of assuming the obligations of Seller under the Equipment Loan; and

                  (e) Additional Documents. Execute and deliver to Title Company for delivery to Seller in accordance with the escrow instructions letter such other documents or instruments as may be required under this Agreement, or as otherwise required in Seller's reasonable opinion to effectuate the Closing.

         12. CLOSING COSTS. At the Closing, Seller shall pay: (a) the cost of preparation of the Deeds, the Bills of Sale and the Assignments, (b) all premiums and fees related to the Title Policies, but excluding endorsement premiums or any charges for extended coverage endorsements, and (c) subject to
Section 21 below, the real estate brokerage commissions payable to Broker by reason of the transactions contemplated by this Agreement. Seller and Purchaser shall each pay half of all real estate transfer taxes and filing fees payable upon recordation of the Deeds and/or the Assignments and shall each pay half of any escrow charges (provided, however, in no event shall Purchaser be responsible for paying more than an aggregate total of $80,000.00 toward any such transfer taxes, fees and escrow charges). Seller and Purchaser shall each pay their own attorneys' fees. Purchaser shall be responsible for the costs and expenses of any additional endorsements and/or additional title insurance coverage requests by Purchaser. All other costs and expenses of the Closing shall be paid by the party incurring such costs and expenses.

         13. PRORATIONS.

                  (a) Taxes. Purchaser acknowledges that the Real Estate Leases and the Equipment Leases obligate the Tenants and the Lessees (as the case may be) to pay the property taxes directly to the taxing authority. Accordingly, the parties shall not prorate property taxes between Purchaser and Seller, it being acknowledged that the Tenants and the Lessees (as the case may be) shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes, personal property taxes and/or assessments applicable during its period of ownership in the event any Tenant or Lessee has defaulted in the prompt payment of same. Notwithstanding the foregoing, Seller and Purchaser acknowledge that the payment of sales tax on the rental payments under the Equipment Leases is the responsibility of Seller to the date of Closing and thereafter shall be the responsibility of Purchaser.

                  (b) Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of such date as is three (3) business days prior to Closing, with Purchaser receiving a credit for amounts attributable to time periods following and including such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt.

                  (c) Loan Payments. The payment under the Equipment Loan due and payable on the first (1st) day of the month immediately following the month in which the Closing occurs shall be prorated between Seller and Purchaser as of such date as is three (3) business days prior to Closing, with Seller receiving a credit for amounts attributable to time periods prior to such date. To the extent either party hereto receives payments with respect to the Equipment Loan after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt.

         14. POSSESSION. Subject to the rights of Tenants and Lessees under the Real Estate Leases and the Equipment Leases (as the case may be), and subject to the rights of the borrower under the Equipment Loan, Seller shall deliver possession of the Property to Purchaser at Closing.

         15. INSPECTION. From and after the date of this Agreement and until the Closing or the termination of this Agreement, Seller agrees that Purchaser and its agents and representatives shall, subject to arranging all onsite visits with Seller and Broker, be entitled to enter upon any Property for inspection, soil tests, examination, and for any due diligence investigation relating to Purchaser's proposed ownership of the Property, subject in every case to the rights of Tenants and Lessees under the Real Estate Leases and the Equipment Leases. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not:
(i) perform any invasive tests without Seller's prior consent, or (ii) interfere with the possessory rights of any Tenant or Lessee (as the case may be). On the condition that Seller has the right and authority to grant Purchaser access as provided herein, Purchaser shall indemnify and hold harmless Seller from and against, and shall reimburse Seller with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) asserted against or incurred by Seller by reason of or arising out of any such on-site investigation, it being acknowledged that all such obligations shall survive the termination of this Agreement; PROVIDED HOWEVER, if any of the foregoing result from preexisting contamination or conditions at the Property or from the negligence, misrepresentation or intentional act of Seller or any of its agents, employees or contractors, or from the

Seller's breach of any warranty or other covenant, then Purchaser shall not be obligated to indemnify or hold harmless the Seller as provided herein.

         16. ACKNOWLEDGMENT. Purchaser understands and acknowledges that Seller has not made and does not make any representation or warranties whatsoever, oral or written, express or implied, to Purchaser with respect to the condition, state of repair or operability of any Property (including but not limited to environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in, on, or under any Property of any hazardous materials or substances, soil or sub-soil conditions, all improvements thereon, the structural portions thereof, and the personal property, mechanical, plumbing, electrical, sewer, sanitary disposal, heating, ventilating and air conditioning systems and other building service equipment therein), with respect to the suitability or fitness for the Purchaser's intended use or purpose or with respect to the appreciation or income potential of any Property, the zoning of any Property, the platting of any Property, the availability or adequacy of utilities to any Property, access to any Property, requirements in connection with any development of any Property or any other matter whatsoever. Purchaser further acknowledges and agrees that Purchaser has investigated or will investigate all matters of concern to Purchaser with respect to any Property and that, except as specifically set forth in this Agreement, Purchaser is not relying and hereby expressly waives any reliance on any representation or warranty, oral or written, express or implied, of Seller with respect to such matters. Purchaser agrees to purchase the Property and all improvements thereon and mechanical systems therein delivered to Purchaser, "as is and where is", with all faults. The provisions of this SECTION 16 shall survive the Closing.

         17. FURTHER ASSURANCES. Seller and Purchaser agree to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated in this Agreement and to vest title to the Property in Purchaser. In addition, if Purchaser so elects in writing at Closing, Seller agrees to continue to service the Property, or cause the Property to be serviced, for a period of no more than thirty (30) days after the Closing pursuant to an interim servicing agreement in the form attached as Exhibit "I". The provisions of this Section 17 shall survive the Closing.

         18. DEFAULT BY SELLER. IF SELLER SHALL DEFAULT IN THE PERFORMANCE OF ITS OBLIGATIONS OR BREACH ANY COVENANT OF SELLER THAT HAS A MATERIAL ADVERSE EFFECT ON THE PROPERTY OR ON PURCHASER'S RIGHTS UNDER THIS AGREEMENT OR IF SELLER SHALL FAIL TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT FOR ANY REASON, EXCEPTING PURCHASER'S DEFAULT OR THE FAILURE OF ANY OF THE CONDITIONS TO SELLER'S OBLIGATIONS HEREUNDER TO BE SATISFIED OR WAIVED, PURCHASER'S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT EFFECTIVE IMMEDIATELY UPON PURCHASER GIVING WRITTEN NOTICE TO SELLER AND TITLE COMPANY, WHEREUPON PURCHASER SHALL RECEIVE THE IMMEDIATE REFUND OF THE DEPOSIT, AND SELLER SHALL PAY PURCHASER DAMAGES IN AN AMOUNT EQUAL TO THE AMOUNT OF THE DEPOSIT, WHICH PAYMENT SHALL NOT BE A PENALTY, BUT INSTEAD SHALL CONSTITUTE LIQUIDATED DAMAGES, THE PARTIES AGREEING AND STIPULATING THAT THE EXACT AMOUNT OF DAMAGES WOULD BE EXTREMELY DIFFICULT TO ASCERTAIN AND THAT THE DEPOSIT CONSTITUTES A REASONABLE AND FAIR APPROXIMATION OF SUCH DAMAGES AND SELLER SHALL BE RESPONSIBLE FOR ALL COSTS OF ESCROW, IF ANY.

         Seller's Initials:  /s/ WRM        Purchaser's Initials:  /s/ TJW

         19. DEFAULT BY PURCHASER. IN THE EVENT PURCHASER SHOULD FAIL TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT FOR ANY REASON, EXCEPTING A DEFAULT BY SELLER OR THE FAILURE OF ANY OF THE CONDITIONS TO PURCHASER'S OBLIGATIONS HEREUNDER TO BE SATISFIED OR WAIVED, SELLERS' SOLE AND EXCLUSIVE REMEDY WILL BE TO CANCEL THIS AGREEMENT AND THE ESCROW, SUCH CANCELLATION TO BE EFFECTIVE IMMEDIATELY UPON SELLER GIVING WRITTEN NOTICE OF CANCELLATION TO PURCHASER AND TITLE COMPANY. UPON SUCH CANCELLATION, SELLER WILL BE ENTITLED TO RECEIVE THE DEPOSIT, AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, THE PARTIES AGREEING AND STIPULATING THAT THE EXACT AMOUNT OF DAMAGES WOULD BE EXTREMELY DIFFICULT TO ASCERTAIN AND THAT THE DEPOSIT CONSTITUTES A REASONABLE AND FAIR APPROXIMATION OF SUCH DAMAGES.

         Seller's Initials:  /s/ WRM        Purchaser's Initials:  /s/ TJW

         20. ATTORNEY'S FEES. Should either Seller or Purchaser employ an attorney or attorneys to enforce any of the provisions of this Agreement or to protect its interest in any matter arising under this Agreement or to recover damages for the breach of this Agreement, the losing party in any final judgment agrees to pay the prevailing party all reasonable costs, charges, and expenses, including reasonable attorney's fees, expended or incurred by it in connection therewith.

         21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Broker (who represents Seller in the transaction) has been involved in this transaction. In the event that this transaction is consummated and Closing occurs, Seller shall pay Broker a real estate commission as set forth in a separate written agreement between Seller and Broker. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any loss, liability, damage, cost, or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorney's fees) paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

         22. RISK OF LOSS. All risk of loss or damage to any Property prior to Closing, including, without limitation, loss by reason of eminent domain or condemnation proceedings or by reason of fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, any Property is subject to eminent domain or condemnation proceedings or is damaged as a result of fire or other casualty, Seller shall give Purchaser written notice thereof and Purchaser shall have the option, exercisable by written notice to Seller within ten (10) days after receipt of such notice, to either:

                  (a) Accept Title. Accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of the applicable Tenant or Lessee (as the case may be), Seller shall assign to Purchaser any eminent domain or condemnation award or insurance proceeds payable to Seller or its successors or assigns by reason of such eminent domain or condemnation proceedings or damage or casualty, and pay over to Purchaser any monies theretofore received by Seller in connection with such eminent domain or condemnation proceedings or fire or other casualty; or

                  (b) Terminate. Purchaser may terminate this Agreement, in which event, neither Seller nor Purchaser shall have any further obligations under this Agreement and the Purchaser shall receive the prompt return of the Deposit.

                  In the event Purchaser shall fail to exercise any such option within such ten (10) day period, Purchaser shall be deemed to have elected the option set forth in SECTION 22(b).

         23. ASSIGNMENT OF AGREEMENT. Except as set forth in SECTION 31 below, neither Purchaser nor Seller may assign its respective rights or obligations under this Agreement without the consent of the other provided Purchaser may assign all or any portion of this Agreement or its rights hereunder to any entity which is wholly-owned or ultimately owned (i.e. through various subsidiaries) by Purchaser or to any entity that is owned or otherwise controlled by the General Electric Company or any of its subsidiaries or affiliates (a "PURCHASER AFFILIATE"); PROVIDED, HOWEVER, that Purchaser shall give Seller at least three (3) business days prior written notice of such assignment, such assignment shall not delay the Closing and Purchaser shall remain liable for all obligations to be performed by Purchaser under this Agreement.

         24. NOTICES. Any notice to be given or to be served upon either party in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or by facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Notices shall be sent to the addresses set forth on the signature page of this Agreement and shall be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices under this Agreement shall be sent.

         25. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective permitted successors and assigns.

         26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

         27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware or if there is a dispute regarding a particular property or asset, then the laws of the state in which such property or asset is located, in either case without giving effect to principles of conflicts of law.

         28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

         29. TIME OF ESSENCE. Time is of the essence of this Agreement.

         30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

         31. 1031 EXCHANGE. In the event, prior to Closing, Purchaser shall desire to structure this transaction as a part of a tax deferred exchange, pursuant to Section 1031 of the Internal Revenue Code, Purchaser may assign its rights, but not its obligations, to a Qualified Intermediary under Treasury

Regulation 1.103(k)-(1)(9)(4) and Seller, as an accommodation to Purchaser, shall enter into and execute any such amendatory documentation as Purchaser may reasonably request; provided, however, that Seller shall not incur any additional cost, expense, risk or potential liability whatsoever on account thereof. Seller shall have no liability to Purchaser whatsoever in the event the subject transaction is found, held or adjudicated not to qualify as or as a part of a tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code.

         32. WAIVER OF JURY TRIAL. SELLER AND PURCHASER UNCONDITIONALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                           [Signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first written above.


PURCHASER:                                                SELLER:

GE CAPITAL FRANCHISE FINANCE CORPORATION,                 CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III
A Delaware corporation
                                                          By:  GP3 Asset Acquisition, LLC
                                                          Its:  General Partner
By:  /s/ Todd J. Weiss
    ---------------------------
Print Name: Todd J. Weiss                                 By:  /s/ W. Ross Martin
                                                              -----------------------
                                                          Print Name: W. Ross Martin
Its:  Associate General Counsel
       and Assistant Secretary                            Its:  Vice President



Send Notices To:                                          Send Notices To:

Bruce Nichols                                             Captec Franchise Capital Partners L.P. III
GE Capital Franchise Corporation                          Attention:  Steven Willison
17207 North Perimeter Drive                               24 Frank Lloyd Wright Drive
Scottsdale, Arizona  85255-5402                           Lobby L, Fourth Floor, P.O. Box 544
Telephone:  (480) 563-6372                                Ann Arbor, Michigan 48106-0544
Facsimile:  (480) 563-6172                                Telephone:  (734)  994-5505
                                                          Facsimile:  (734)  994-1376

With a Copy To:
Todd J. Weiss, Esq.                                       With a Copy To:
GE Capital Franchise Finance Corporation                  Shumaker Loop & Kendrick LLP
17207 North Perimeter Drive                               Attention:  James I. Rothschild, Esq.
Scottsdale, Arizona 85255-5402                            North Courthouse Square
Telephone:  (480) 563-6016                                1000 Jackson
Facsimile:  (480) 585-2225                                Toledo, OH 43624-1573
                                                          Telephone:  (419) 321-1232
And With a Copy To:                                       Facsimile:  (419) 241-6894
Snell & Wilmer, L.L.P.
Attention:  W. Brian Hulse, Esq.
15 West South Temple, Suite 1200
Salt Lake City, Utah 84101
Telephone:  (801) 257-1957
Facsimile:  (801) 257-1800


                                                                      EXHIBIT 99



                       SCHEDULE OF EXHIBITS AND SCHEDULES

A -- Legal Description of the Land

B -- Description of Equipment Packages

C -- Allocation of Purchase Price

D -- Form of Deed

E -- Form of Bill of Sale

F -- Form of Assignment of Lease

F-1 -- Form of Assignment of Equipment Loan

G -- Form of Non-Foreign Persons Affidavit

H -- Form of Notice to Tenant/Lessee

I -- Form of Interim Servicing Agreement

Schedule 7(b) -- Notices of Noncompliance

Schedule 7(c) -- Pending Litigation

Schedule 7(d) -- Eminent Domain

Schedule 7(f) -- Lease/Loan Defaults


                               SCHEDULE OF RIDERS

Right of First Refusal Rider

                                  EXHIBIT "A-1"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 1: Land situated in the County of Jefferson, State of Illinois, particularly described as follows:

Lot 4 of the THIRD SUBDIVISION OF OUTLOT 2 IN MT. VERNON CENTRE SUBDIVISION, as shown by a plat recorded on April 25, 1994 in Cabinet 5 Drawer 1, Instrument No. 2343 (Plat Cabinet 2, Slide D-66) in the Office of the Recorder of Jefferson County, Illinois.

                                  EXHIBIT "A-2"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 2: Land situated in the County of Craven, State of North Carolina, particularly described as follows:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LYING AND BEING SITUATE IN NEW BERN, NUMBER EIGHT TOWNSHIP, CRAVEN COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE ON THE SOUTH RIGHT OF WAY LINE OF U.S. HIGHWAY NUMBER 17, SAID POINT HAVING NORTH AMERICAN DATUM 1983, NORTH CAROLINA GRID COORDINATES, WHERE NORTH = 151495.62573 METERS AND EAST = 783493.49133 METERS; SAID POINT BEING LOCATED NORTH 67 DEGREES 34 MINUTES 17 SECONDS EAST 338.37' FROM THE NORTH CAROLINA GEODETIC SURVEY STATION J 110, WHICH HAS A PUBLISHED PRELIMINARY POSITION WHERE NORTH = 151456.281 METERS AND EAST = 783398.169 METERS; THENCE FROM SAID BEGINNING POINT ALONG AND WITH THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17, NORTH 64 DEGREES 07 MINUTES 11 SECONDS EAST 182.16' TO AN EXISTING IRON PIPE AT THE INTERSECTION OF THE SOUTH RIGHT OF WAY OF U.S. HIGHWAY NUMBER 17 WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE (NORTH CAROLINA SECONDARY ROAD NUMBER 1340; THENCE, ALONG AND WITH THE WEST RIGHT OF WAY LINE OF RED ROBIN LANE THE FOLLOWING COURSES AND DISTANCES; SOUTH 22 DEGREES 38 MINUTES 14 SECONDS EAST 42.92' TO A SET IRON PIPE; THENCE SOUTH 13 DEGREES 19 MINUTES 14 SECONDS EAST 125.12' TO AN EXISTING IRON PIPE; THENCE LEAVING SAID WEST RIGHT OF WAY LINE ALONG AND WITH THE McDONALD'S CORPORATION PROPERTY LINE, SOUTH 81 DEGREES 54 MINUTES 02 SECONDS WEST 195.40' TO AN EXISTING IRON PIPE, A COMMON PROPERTY CORNER BETWEEN THE McDONALD'S CORPORATION PER DEED BOOK 1013, PAGE 131 AND JKLM, INC. PER DEED BOOK 1629, PAGE 832 IN THE CRAVEN COUNTY REGISTER OF DEEDS OFFICE; THENCE ALONG AND WITH THE JKLM, INC. PROPERTY LINE, NORTH 08 DEGREES 12 MINUTES 45 SECONDS WEST 110.52' TO THE POINT AND PLACE OF BEGINNING, CONTAINING 0.603 ACRES, BEARINGS HEREIN REFERENCED TO NORTH CAROLINA GRID NORTH, NORTH AMERICAN DATUM 1983.

                                  EXHIBIT "A-3"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 3: Land situated in the City of Plano, County of Collin, State of Texas, particularly described as follows:

TRACT I

Being Lot 9, Block 1 of WALTON PARK SQUARE ADDITION, an Addition to the City of PLANO, COLLIN County, Texas, according to the Replat thereof recorded in Volume J, Page 297, Map Records, COLLIN County, Texas.

TOGETHER WITH the following easement rights:

TRACT II

Those certain non-exclusive easement rights as set out in that Easement and Indemnity Agreement dated November 21, 1995, filed November 22, 1995, by and between Wal-Mart Stores, Inc., and Texas BEP, L.P., recorded under County Clerk's file number 95-0087886, Deed Records, COLLIN County, Texas.

TRACT III

Those easement rights as set out in that Parking Easement granted by Wal-Mart Stores, Inc. to Texas BEP, L.P., dated November 17, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087888, Deed Records, COLLIN County, Texas.

TRACT IV

Those non-exclusive easement rights as set out in the Driveway Easement Agreement by and between Texas BEP, L.P. and Chick-Fil-A, Inc., dated November 21, 1995, filed November 22, 1995, recorded under County Clerk's file number 95-0087889, Deed Records, COLLIN County, Texas.

                                  EXHIBIT "A-4"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 4: Land situated in the Township of Ewing, County of Mercer, State of New Jersey, particularly described as follows:

         All that certain lot, piece of parcel of land, with the buildings and improvements thereon erected, situated, lying and being in the Township of Ewing, County of Mercer, State of New Jersey:

         Beginning at a point in the southwesterly line of North Olden Avenue Extension (County Route No. 622) (80 feet ROW). Said point being N 56 degrees 03 minutes 00 seconds W, 618.91 feet from the intersection of the aforesaid southwesterly line of North Olden Avenue Extension extended with the northwesterly line of Prospect Street (50 foot ROW) extended; and running thence:

         1. S 33 degrees 57 minutes 00 seconds W, along the common line of Lot 30 and 24, Block 118.04, 400.00 feet to a point in the northeasterly line of Lot 53; thence;
         2. N 56 degrees 03 minutes 00 seconds W, along the common line of Lots 30 and 53, Block 118.04, 150.00 feet to a point being the common corner of Lots 30 and 31, thence;
         3. N 33 degrees 57 minutes 00 seconds E, along the common line of Lots 30 and 14, Block 118.04, 400.00 feet to a point in the aforesaid southwesterly line of North Olden Avenue Extension; thence
         4. S 56 degrees 03 minutes 00 seconds E, along the aforesaid southwesterly line of North Olden Avenue Extension, 150.00 feet to the POINT AND PLACE OF BEGINNING.

                                  EXHIBIT "A-5"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 5: Land situated in the City of San Antonio, County of Bexar, State of Texas, and more particularly described as follows:

A 0.687 (29,927 square feet) an acre parcel of land, more or less, in Lot 31, Block 7, New City Block 11911, Ravenhill Subdivision as recorded in Volume 7800, Page 246 of the Deed and Plat records of Bexar County, Texas, which said 0.687 of an acre of land, more or less, is more particularly described by metes and bounds as follows:

BEGINNING from a 1/2" iron rod set (Geogram cap) on the north right of way line of Quintard Street at the northwest end of a curve return to the north right of way line of southeast Military drive for a corner of this parcel;

THENCE North 12 degrees 56'30" West, along said northeast right of way line, a distance of 152.67 feet to a pk nail with shiner set at the southwest corner of the remaining portion Lot 26, Block 7, N.C.B. 11911, Ravenhill Subdivision recorded in Volume 5580, Page 226 of the Deed and Plat Records of Bexar County, Texas for the northwest corner of this parcel;

THENCE North 77 degrees 10'30" East, along the common lot line of said remaining portion of Lot 26 and Lot 31, a distance of 62.00 feet to a pk nail with shiner set for an angle point and South 89 degrees 19'49" east a distance of 52.30 feet to a 1/2" iron rod set (Geogram cap) at the southeast corner of said remaining portion of Lot 26 for a corner of this parcel;

THENCE South 00 degrees 44'30" West, crossing said Lot 31, a distance of 17.54 feet to a pk nail with shinner found for a re-entrance corner of this parcel;

THENCE South 89 degrees 30'00" East, continuing across said Lot 31, a distance of 88.66 feet to a pk nail with shinner found for the northeast corner of this parcel;

THENCE South 10 degrees 30'09" West, a distance of 187.85 feet to a 1/2" iron rod found on the curvilinear north right of way line of Southeast Military Drive for the southeast corner of this parcel;

THENCE curving to the left, along said north right of way line, having a radius of North 12 degrees 33'15" East, a radius of 2,219.79 feet, a central angle of 2 degrees 58'05", a tangent length of 57.51 feet and arc distance of 114.99 feet to a 1/2" iron rod set (Geogram cap) at the southeast end of a curve return for a point of reverse curvature of this parcel;

THENCE curing to the right having a radius of 25.00 feet, a central angle of 66 degrees 46'08", a tangent length of 16.48 feet and arc distance of 29.14 feet to the point of BEGINNING.

                                  EXHIBIT "A-6"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 6: Land situated in the City of Virginia Beach, County of Bayside Borough, State of Virginia, particularly described as follows:

All that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being of the City of Virginia Beach, Virginia, and known, numbered and designated as parcel B, as shown on that certain plat entitled "SUBDIVISION OF A PARCEL OF LAND STANDING IN THE NAME OF KETTLE RESTAURANTS, INC. (D.B. 2054, PG. 357) FOR KETTLE RESTAURANTS, INC.", dated June 27, 1989, revised October 10, 1989, prepared by Langley and McDonald, Engineers-- Planners--Surveyors, which said plat is duly recorded in the Clerk's Office of the Circuit Court of the City of Virginia Beach, Virginia, in Map Book 197, Page 14.

Together with that certain private fifty foot ingress/egress easement dedicated from Parcel A to Parcel B and shown on plat recorded in Map Book 197, page 14.

IT BEING a part of the same property conveyed to CAPTEC NET LEASE REALTY, INC., a Michigan corporation, by deed from KETTLE RESTAURANTS, INC., dated August 28, 1995, and filed for record in Deed Book 3536, page 1974.

                                  EXHIBIT "A-7"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 7: Land situated in the City of Lakeland, County of Polk, State of Florida, particularly described as follows:

THE NORTH 100 FEET OF THE SOUTH 200 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

AND

THE SOUTH 100 FEET OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF
SECTION 6, TOWNSHIP 29 SOUTH, RANGE 24 EAST, POLK COUNTY, FLORIDA, LESS RIGHT OF WAY.

All of the above being further described as:

COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 6, THENCE S 89 DEGREES 01'06" E, 41.48 FEET, ALONG THE SOUTH LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 6 TO THE EAST RIGHT OF WAY LINE OF STATE ROAD NO. 37 (S. FLORIDA AVE) AND THE POINT OF BEGINNING, SAID POINT ALSO LYING ON A NON TANGENT CURVE CONCAVE WESTERLY HAVING A RADIUS OF 3894.72 FEET; THENCE, NORTHERLY ALONG SAID CURVE AND RIGHT-OF-WAY LINE 200.60 FEET THROUGH A CENTRAL ANGLE OF 02 DEGREES 57' 04" (CHORD BEARING N 05 DEGREES 27'20" E, 200.58 FEET); THENCE, LEAVING SAID CURVE AND RIGHT-OF-WAY LINE, S 89 DEGREES 01'06" E, 601.52 FEET; THENCE SOUTH 200.00 FEET TO THE SOUTH LINE OF SAID SECTION 6; THENCE, ALONG SAID SOUTH LINE, N 89 DEGREES 01'06" W, 620.60 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "A-8"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 8: A tract of land situated in the Southwest Quarter (SW/4) of Section Eleven (11), Township Twenty-two (22) North, Range Seven (7) West of the Indian Meridian, Garfield County, Oklahoma, being more particularly described as follows:

Commencing at the southwest corner of said SW/4;

Thence S. 89 degrees 46'04" E. along the south line of said SW/4 a distance of
900.5 feet;

Thence N. 0 degrees 08'34" W. parallel to the west line of said SW/4 a distance of 65.0 feet to a point on the present north right-of-way line of Owen K. Garriott Road, in Enid, Oklahoma, said point also being on the east right-of-way line of Commerce Street in Enid, Oklahoma;

Thence S. 89 degrees 46' 04" E. along said north right-of-way line of Owen K. Garriott Road, same being parallel to and 65.0 feet north of the south line of said SW/4, a distance of 57.70 feet;

Thence easterly along said north right-of-way line along a curve to the left having a radius of 34,277.5 feet, an arc length of 358.70 feet to the true point of beginning of the herein described tract of land;

Thence N. 0 degrees 08'34" W. parallel to the west line of said SW/4 a distance of 300.82 feet;

Thence N. 89 degrees 51'39" E. a distance of 143.50 feet;

Thence S. 0 degrees 08'34" E. parallel to the west line of said SW/4 a distance of 299.99 feet to a point on the north right-of-way line of Owen K. Garriott Road;

Thence westerly along said north right-of-way line, along a curve to the right having a radius of 34,277.5 feet, an arc length of 143.50 to the point of beginning;

                                  EXHIBIT "A-9"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 9: Land situated in the City of Hurst, County of Tarrant, State of Texas, and more particularly described as follows:

FEE: Being Lot 4R, Block 2 of WOODBRIDGE PLAZA ADDITION, an Addition to the City of Hurst, Texas, according to the map thereof recorded in Cabinet A, Slide 2397, Plat Records, Tarrant County, Texas.

EASEMENT: Non-Exclusive Easement Appurtenant in Volume 11706, Page 2201, Deed Records of Tarrant County, Texas.

Fee tract being more particularly described as follows:

TRACT I
BEING a tract of land situated in the JOHN H. DUNCAN SURVEY, Abstract No. 399, City of Hurst, Tarrant County, Texas and being all of Lot 4R, Block 2 of the WOODBRIDGE PLAZA recorded in Cabinet A, Slide 2397 of the Plat Records of Tarrant County, Texas (PRTCT) and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found at the most southwesterly corner of said Lot 4R, Block 2, said point also being the northerly right-of-way of GRAPEVINE HIGHWAY (State Highway No. 26);

THENCE departing the northerly right-of-way of said GRAPEVINE HIGHWAY North 45 degrees 39 minutes 28 seconds West, a distance of 238.81 feet to 1/2 inch iron rod set for corner;

THENCE North 45 degrees 45 minutes 19 seconds East, a distance of 143.10 feet to an x cut in concrete set;

THENCE South 44 degrees 14 minutes 41 seconds East, distance of 247.89 feet to a 1/2 inch iron rod set in the northerly right-of-way of said GRAPEVINE HIGHWAY for corner;

THENCE along the northerly right-of-way of said GRAPEVINE HIGHWAY as follows:

South 45 degrees 45 minutes 19 seconds West, a distance of 46.09 feet to a 1/2 inch iron rod found;

South 51 degrees 29 minutes 17 seconds West, a distance of 91.58 feet to the POINT OF BEGINNING;

Containing within these metes and bounds 0.787 acres or 34,300 square feet of land, more or less.

                                 EXHIBIT "'A-10"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 10: Land situated in the County of Pierce, State of Washington, particularly described as follows:

PARCEL 3 OF MERIDIAN CENTER PARCEL MAP RECORDED JULY 2, 1993 UNDER RECORDING NO. 9307020261, RECORDS OF PEIRCE COUNTY AUDITOR;

SITUATE IN THE COUNTY OF PIERCE, STATE OF WASHINGTON.

                                 EXHIBIT "A-11"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 11: Land situated in the City of Macomb, County of Macomb, State of Michigan, particularly described as follows:

Part of the southeast 1/4 of Section 36, town 3 north, range 13 east, being more fully described as:

Commencing at a point 1528.45 feet north 01 degree 42 minutes east from the southeast corner of Section 36; thence extending north 66 degrees 55 minutes west 499.02 feet; thence north 23 degrees 39 minutes east 135.85 feet along the southeast line of Gratiot Avenue (120 feet wide); thence south 67 degrees 07 minutes east 443.89 feet; thence south 1 degree 45 minutes (record) (42 minutes measured) west 147.55 feet along the east line of section 36 to the point of beginning.

AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

Beginning at a point located on the east right-of-way line of Michigan State Highway Route 3 (Gratiot Avenue), said point being situate north 86 degrees 04 minutes 18 seconds east a distance of 67.69 feet from a point located at the intersection of the projected centerline of Abington Circle with the centerline of aforementioned Michigan State Highway Route 3 (Gratiot Avenue); thence from the place of beginning along the aforementioned east right of way line of Michigan State Highway Route 3 (Gratiot Avenue), north 23 degrees 39 minutes 00 seconds east for a distance of 135.85 feet to a point; thence south 67 degrees 07 minutes 00 seconds east for a distance of 443.89 feet to a point; thence south 1 degrees 42 minutes 00 seconds west for a distance of 147.55 feet to a point; thence north 66 degrees 55 minutes 00 seconds west for a distance of
499.02 feet to the place of beginning.

Commonly known as:  45590 Gratiot
Parcel Identification Number 08-36-429-007

                                 EXHIBIT "A-12"

                          LEGAL DESCRIPTION OF THE LAND

Parcel 12: Land situated in the City of Jacksonville, County of Duval, State of Florida, particularly described as follows:

A part of Parcel "H", Deerwood Park North Replat Number One, as recorded in Plat Book 51, pages 6, 6A through 6N of the public records of Duval County, Florida; together with a part of section 12, Township 3 South, Range 27 East; all being a part of the lands described as "Overall Out Parcel" on page 1 of 2, Exhibit "A", Book 8710, pages 347 through 352 of said public records and more particularly described as follows: For a point of reference commence at the point of cusp formed by the intersection of curve No. C76 (curve number according to said plat) on the Southerly right of way line of Deer Lake Court with the Easterly right of way line of Southside Boulevard, State Road No. 115 (as now established as a 250 foot wide right of way); thence Southerly along said Easterly right of way line of Southside Boulevard, the same being a curve concave Easterly and having a radius of 11309.16 feet, an arc distance of 423.64 feet, said arc being subtended by a chord bearing of South 15 degrees 44'38" East and a chord distance of 423.62 feet to the Point of Beginning; thence continue Southerly along said right of way line and along the arc of said curve a distance of
263.60 feet, said arc being subtended by a chord bearing of South 17 degrees 29'05" East and a chord distance of 263.59 feet; thence North 71 degrees 39'36" East, departing from said right of way line, a distance of 41.82 feet to the point of curvature of a curve concave Northwesterly and having a radius of
200.00 feet; thence Northeasterly along the arc of said curve a distance of
72.23 feet, said arc being subtended by a chord bearing of North 61 degrees 18'49" East and a chord distance of 71.84 feet to the point of tangency of said curve; thence North 50 degrees 58'03" East a distance of 119.33 feet to the point of curvature of a curve concave Southeasterly and having a radius of
256.50 feet; thence Northeasterly along the arc of said curve a distance of
79.84 feet, said arc being subtended by a chord bearing of North 59 degrees 53'06" East and a chord distance of 79.52 feet to a point of reverse curvature; thence Northeasterly along the arc of a curve concave Northwesterly and having a radius of 23.50 feet, an arc distance of 7.30 feet, said arc being subtended by a chord bearing of North 59 degrees 53'57" East and a chord distance of 7.27 feet to a non-tangent end of said curve; thence North 17 degrees 47'58" West a distance of 187.90 feet; thence South 71 degrees 12'02" West a distance of
306.94 feet to the Point of Beginning.

                                  EXHIBIT "B-1"

                        DESCRIPTION OF EQUIPMENT PACKAGE

Equipment Package 1: That certain package of equipment used in connection with a KFC Restaurant located at 6636 South Avenue, Boardman, Ohio, and more particularly described as follows:

QTY           EQUIPMENT DESCRIPTION


SUPPLIER:         FOODSERVICE PURCHASING COOPERATIVE, INC.- PO BOX 32033,
                  LOUISVILLE, KY 40232

1             QKSRV-WINDOW, CLEAR ANODIZED
1             MTCRFT-N/S-POWER SOAK SYSTEM
1             THERMKL-COOLER, FREEZER, WALK-IN
1             SEATING, ALL THEMES
1             DECOR, ALL THEMES
1             ACCSRV-LIGHT FIXTURE
1 LOT         ARTWORK
1 LOT         SMALLWARES
1 LOT         OFFICE SUPPLIES
1 LOT         KITCHEN WARES
1             ALUMINUM CAN RACK
2             HOT WATER MACHINE
1             MENUBOARD
4             WARMING CABINET
3             NATURAL GAS FRYER
1             DISPLAY CABINET
1             WORK TABLE
1             OVEN TABLE
1             FILTER UNIT WITH DUMP TABLE
1             BASE UNIT
1             SALAD DOLLY
2             BREADER
2             BREADER ACCESSORY KIT
1             COLE SLAW UNIT
1             MARINATOR
1             USE E30306043
1             FREEZER
1             FREEZER U/C
2             REFIGERATOR U/C
1             FAST TIMER
1             COMPUTER BISCUIT OVEN
1             VINYL CLAD EXT. BIN
1             CUBER
1             CONVECTION OVEN
1             FREESTANDING MARINATION STATION
1             BREADING STATION
1             WORKSTATION
1             MIXING STATION

QTY           EQUIPMENT DESCRIPTION

2             48" FREESTANDING WORKSTATION
1             72" FREESTANDING WORKSTATION
1 LOT         SHELVING
1             OVEN
1             MARINATOR DRUM
1             MEDIUM CRIME SAFE
1             VIDEO TRAINING SYSTEM
3             CRISPY FRYER
3             DUAL NAPKIN DISPENSER
1             FOOD SAFETY KIT
1             ADD-ON HEATER ASSEMBLY FOR FRIES
1             ADD-ON BLOOMINGTON RAIL
1             ADD-ON FRIES TABLE
1             ELECTRIC STEAMER

                                  EXHIBIT "B-2"

                        DESCRIPTION OF EQUIPMENT PACKAGE

Equipment Package 2: That certain package of equipment used in connection with a Carino's Restaurant located at 3402 St. Michael Avenue, Texarkana, Texas, securing an equipment loan owing by Lessee 2 to Seller, and more particularly described as follows:

SUPPLIER:     SAM'S CLUB

1        TELEVISION

SUPPLIER:         OFFICE DEPOT- FILE #81901, LOS ANGELES, CA 90074-1901

1 LOT         MISC. OFFICE SUPPLIES
1             CASH DRAWER W/ TRAY
1             LABELER
1             LASERJET PRINTER

SUPPLIER:         USA PEG- PO BOX 162234 FORT WORTH, TX 76161

6             24X32 WHITE PEG BOARD

SUPPLIER:         THE LESLIE-DAVIES GROUP- 12088 FORESTGATE DRIVE, DALLAS, TX
                  75243

1             DECOR PACKAGE

SUPPLIER:         LANDMARK SIGN CO.- 2094 VISTA DRIVE, LEWISVILLE, TX 75067

1             ADDITIONS TO SIGN PACKAGE, SINGLE SIDE NON-ILLUMINATED WALL SIGN
              LOGO
1 LOT         MISC. SMALLWARES
1             50' SIGN PACKAGE
2

SUPPLIER:         AEI MUSIC NETWORK, INC.- 900 EAST PINE STREET, SEATTLE, WA
                  98122

1 LOT         MISC. SMALLWARES
1             AMPLIFIER
1             CUSTOM VC PANEL
1 LOT         MISC. MUSIC EQUIPMENT
1             PIONEER RECIEVER
20            SPEAKERS

SUPPLIER:         EL PASO IMPORT COMPANY- 4324 MCKINNEY AVE S-102, DALLAS, TX
                  75205

QTY           EQUIPMENT DESCRIPTION

SUPPLIER:     CHARITY CORNELIUS- 6310 VELASCO, DALLAS, TX 75214

1 LOT         PLATE STANDS
1 LOT         MISC. HARDWARE

SUPPLIER:         JEFFREY WALSH ASSOCIATES- 4 MORGAN ROAD, BEVERLY, MA 01915

1             WHEELBARROW
1 LOT         MISC. DECOR

SUPPLIER:         M&S SUPPLY COMPANY- PO BOX 171014, ARLINGTON, TX 76003-1014

3             DRAPES WITH IRON RINGS AND RODS
1             LACE PANEL W/ WROUGHT ROD IRON
18            2" WOOD BLINDS

SUPPLIER:         AA PORTER LIGHTING FIXTURE COMPANY- 16451 ADDISON RD, ADDISON,
                  TX 75001-5166

3             IE 20
3             IE 818 PB
3             IE 20 GLASS MARKCTN TYPE 5 N/C

SUPPLIER:         JACKSON'S

1 LOT         MISC DECOR

SUPPLIER:         FREEMAN NURSERIES

1 LOT         MISC DECOR

SUPPLIER:         ATLANTICPACIFIC- 1416 N. SAM HOUSTON PKWY E., SUITE 160,
                  HOUSTON, TX 77032

4             CABLE DROPS
4             PLENUM CABLE DROPS

SUPPLIER:         HOPE FIRE EXTINGUISHER SERVICE, INC.- PO BOX 1037, HOPE, AR
                  71802

2             ABC FIRE EXTINGUISHER
2             CLASS K FIRE EXTINGUISHER

SUPPLIER:         EDWARD DON & COMPANY- 135 LASALLE ST. DEPT. 2562, CHICAGO, IL
                  60674

1 LOT         MISC. SMALLWARES
1             2 SPEED TIMER BLENDER
2             LETTUCE CRISPER
1             ANTI SLIP MAT
1             6 CUT WEDGER

QTY           EQUIPMENT DESCRIPTION

1             PORTION SCALE
1             DIAL SCALE
1             COUNTERTOP MIXER
1             TRIPLE INGREDIENT BIN
1             HAND TRUCK
1 LOT         MISC. KITCHENWARES
1             HORIZONTAL BABY CHANGER
1             TEA BREWER
1             POTATO FRY CUTTER
1             SOILED DISHTABLE
1             CLEAN DISHTABLE
1             PANT LEG DUCT
2             PRE RINSE UNIT
1             ICE MAKER
2             REMOTE CONDENSER
2             35" PRECHARGED
1             ICE BIN
1             TILTING SKILLET
1             POT AND GLASS
1             MICROWAVE SHELF
2             ICE CREAM DIPPING
1             DIPPERWELL
1 LOT         SHELVING
1             THREE SINK
1             8" PRE RINSE UNIT
1             S/S PASS OVER SHELF
1             WORK TABLE
1             WALL MOUNTED SHELF
1             CHAR BROILER
2             SECURITY UNIT
1             GAS PASTA COOKER
1             CHEESE MELTER
1             MOBILE PASTA STATION
1             REFRIGERATOR
1             REFRIGERATED TSSU-72-30M
1             WALL PANELING
2             REFRIGERATED TPP-93
1             WALL HAND SINK
2             CONVECTION OVEN
11            GAS CONNECTOR KIT
1             EXHAUST HOOD FANS
1             S/S MOBILE EQUIPMENT
1             EXHAUST HOOD, FANS
1             COUNTER FREEZER
2             GAS FIRED FRYER
1             FRYER FILTER
1             REFRIGERATED TSSU-72-30M
2             TIMER WITH BRACKET
1             FIRE SYSTEM

QTY           EQUIPMENT DESCRIPTION

1             COUNTER HOTPLATE
1             EQUIPMENT STAND
2             S/S 30X84 MOBILE
1             FOOD WARMER
2             HOT FOOD WELL UNIT
3             MOBILE CABINET
2             FLAV-R SAVOR HOLDING
1             CONVECTION STEAMER
1             HEATED DISPENSER
1             TWO SINK
1             ANGLE FOOD SLICER
1             WALK IN
1             SECURITY FENCE
1 LOT         2436NK2
1 LOT         2448NK2
14            CORNER GUARDS
14            WALL CAPS
6             MOBILE RACK PANS
1             A200 FOOD MIXER
1             CUSTOM MIXER STAND
1             SALAD DRYER
1             9" VEGETABLE SLICER
1             PASS THRU ICE BIN
1             FROZEN BEVERAGE COCKTAIL FREEZER
1             MOBILE STAND
1             BLENDER STATION
1             UNDERBAR WORKBOARD
1             SINGLE SPEED RAIL
1             FREE HAND SINK UNIT
2             BACKBAR STORAGE
1             DRAFT BEER COOLER
2             WATER FILTER SYSTEM
2             COUNTER HOTPLATE
1             S/S MOBILE EQUIPMENT
2             EXHAUST FANS
1             EXHAUST FAN AND CURB
1             HOT FOOD WELL UNIT
1             COLD FOOD UNIT
1             FLAV-R-SAVOR HOLDING
2             DROP IN SINK

SUPPLIER:         MICROS- PO BOX 23747, BALTIMORE, MD 21203

4             PCWS-AD/ULTRA KIT
4             HARD DRIVE ASSY
4             PRINTER KIT
1             LINE COND/UPS,ONEAC
1             ADDITIONAL 64MB MED PROSERVER
1             MED PENTIUM REST SERVER

QTY           EQUIPMENT DESCRIPTION

1 LOT         SOFTWARE
1             PTR AUTO KIT
1 LOT         COMPUTER HARDWARE

SUPPLIER:         SMITH & HAWKIN- 117 E. STRAWBERRY DR., MILL VALLEY, CA 94941

1             5' GARDEN BENCH COT

SUPPLIER:         COCA-COLA USA-

2             DROP IN DISPENSER
2             CARBONATOR
1 LOT         MISC. BEVERAGE EQUIPMENT

SUPPLIER:         HONEYWELL- 1301 RECORD CROSSING, DALLAS, TX 75235

1             SECURITY SYSTEM W/ ADDITION

SUPPLIER:         PIER ONE IMPORTS

1 LOT         MISC. DECOR

SUPPLIER:         COST PLUS WORLD MARKET

1 LOT         MISC. DECOR

SUPPLIER:         ECOLAB- PO BOX 70343, CHICAGO, IL 60673-0343

1 LOT         MISC. KITCHENWARES
1             SILVERMASTER SYS PKD

SUPPLIER:         CHAUCER ANTIQUES LTD.- 1415 SLOCUM STREES, DALLAS, TEXAS 7520

1             PINE DISPLAY PC.
1             REG OAK TABLE
1             PINE CUPBOARD
1             OAK CUPBOARD
1             PINE WINE HOLDER WITH DOORS & MESH

SUPPLIER:         EL PASO IMPORT CO. DALLAS STORE.- 4524 MCKINNEY AVE, DALLAS,
                  TX 75205

13            4022 MY COLONIAL BARSTOOL
51            4030 UA VICTOR SIDE CHAIR
51            STYLE "B" CHAIR
51            STYLE "C" CHAIR
1             1030 LMS 8' RODOLFO LEG TABLE
40            3420 CU LISA CHAIR (IRON)
8             3421 CU LISA ARM CHAIR (IRON)
1             COLONIAL WITHOUT ARMS

QTY           EQUIPMENT DESCRIPTION

1             COLONIAL WITH ARMS

SUPPLIER:         SOUTHWEST OVENS, INC.- 890 N. MILL ST., SUITE 108, LEWISVILLE,
                  TX 75057

1             CUSTOM WOODBURNING OVEN MODEL: C-600
1             CUSTOM STEEL STAND ON CASTERS
1             THERMOSTATICALLY CONTROLLED GAS UNIT

SUPPLIER:         WOODARD, INC.- PO BOX 280, 210 S DELANEY RD., OWOSSO, MI 48867

5             24X36 DIN TBL ANT PUT FIBERST TEXANCOP#53
4             36"SQ DIN TBL ANT PUT FIBERST TEXANCOP#53
2             48"D DIN TBL ANT PUT FIBERSTN TEXANCOP#53

SUPPLIER:     AFC TARP & AWNING INC.- 5960 EAST LOOP 820 SOUTH, FORT WORTH, TX
              76119

1             AWNING PACKAGE

SUPPLIER:         S & S INTERIOR DESIGN.- 701 TRAIL LAKE DR., EULESS, TX 76039

12            4 TOP SINGLES
13            4 TOP DOUBLE
11            34 X 34 SOFT TOP TABLE
2             30 X 72 SOFT TOP TABLES
5             30 X 42 SOFT TOP TABLES
1             LOT FURNITURE
6             34 X 34 WOOD TABLE
19            30 X 48 WOOD TABLE
5             30 X 42      WOOD TABLE
9             T BASES FOR 6 TOP TABLES & 52 INCH ROUND TABLE
29            REGULAR TABLE BASES
19            CANTILEVER TABLE BASES
1             FRGHT & DELIVERY
1             34 X 34 WOOD TABLE

SUPPLIER:         THE LESLIE-DAVIES GROUP- 12088 FOREST GATE DRIVE, DALLAS, TX
                  75243

1             LOT KITCHENWARE
4             OLD ENAMEL
9             MISC. TIN, ALUM, ENAMEL
1             GIANT CARBOY
8             MEDIUM WICKER-WRAP JUGS
2             30-GAL BARREL HALVES
1             ANTIQUE ITALIAN SQUEEZEBOX
3             HAND-PAINTED ITALIAN, VEGGIES
5             OLD-WORLD REPRO

QTY           EQUIPMENT DESCRIPTION

13            SMALL CROCK CERAMIC PITCHERS
2             LARGE: PEPPERS, ONIONS
2             MEDIUM: LEEKS, ASPARAGUS
16            SMALL/MEDUIM VINEGARS
6             1-GAL DECORATIVE TINS
10            GARLIC
10            WHITE ONIONS
10            RED ONIONS
1             ANTIQUE WOODEN WINE PRESS
13            MISC. FLAT DISPLAY BASKETS
50            ITALIAN PHOTOS, 8X10, FRAMED
20            ITALIAN PHOTOS, 11X14, FRAMED
12            ITALIAN PHOTOS, MISC. SIZES, FRAMED
3             ITALIAN PHOTOS, 16X20, FRAMED
14            ITALIAN ADS, MIX B&W AND HAND-TINT
1             60X36 HORIX, ORNATE BLACK FRAME
1             36X24, 4  1/2" ORNATE GOLD FRAME
1             36x24, 3" ORNATE GOLD FRAME
1             30X36 VERT, 3" OXIDIZED BRONZE FRAME

SUPPLIER:         MARLIN CONTROLS, INC.- PO BOX 550457, DALLAS, TX 75355-04457

1             PDBS W/24 DIGITAL DIMMER MODULES
1             FREIGHT

SUPPLIER:         AA PORTER LIGHTING FIXTURE CO INC.- 16541 ADDISON RD, ADDISON,
                  TX 75001-5166

1             LOT SMALLWARES
3             TY 3SL30BZP-3RA12BZP-MARK TYPE G
6             TROY- 3SL30-BZP- TYPE G
6             TROY 3RA12 BZP-TYPE G
3             QUORUM-132525-33
2             QUORUM- 6028-1-33
1             KA-8303-BARK SH
1             KA-3650-BARK
2             KA-3813 BARK
2             KCH-2238-DB
2             TROY-1536-6 BP-SH
2             TROY- 6836-RP
12            REMCRAFT 1106 BZ
3             IE-818-PB
10            QUORUM-690-1-5
12            TROY B6820-BZP
1             ROPELITE 36' W/CONNECTER
1             TROY-1846-H AG
1             FREIGHT
1             22  1/2" ROPE LIGHT W/CONNECTOR

                                  EXHIBIT "B-3"

                        DESCRIPTION OF EQUIPMENT PACKAGE

                              Intentionally Omitted

                                  EXHIBIT "B-4"

                        DESCRIPTION OF EQUIPMENT PACKAGE

Equipment Package 4: That certain package of equipment used in connection with a Taco Bell Restaurant located at 132 Access Road, Waynesville, North Carolina, and more particularly described as follows:

QTY           EQUIPMENT DESCRIPTION
--------------------------------------------------------------------------------

SUPPLIER:     AMERISERVE FOOD DIST.- 14841 DALLAS PKWY, DALLAS, TX 75240-2100

1 LOT         MISC. SMALLWARES
2             DIGITAL THERMOMETER
1             VCR/MONITOR, W/SEC CABLE
4             TRASH RECEPTACLES
1             DISHWASHER
1             SAFE
1             DESKTOP FACSIMILE
1 LOT         MISC. LEASEHOLD IMPROVEMENTS
1             SECURITY SYSTEM
1 LOT         MISC. SHELVING
1             CAN CART
1             WORKSTATION W/ BACKSPLASH
1             ICED TEA SERVER
1             DISPENSER, CUP- 5 HOLE
1             SPEAKER POST
1             SIGN 141 SQ FEET DRIVE THRU
4             SIGN DIRECTIONAL TOMBSTONE
1             D/T MENUBOARD
3             SIGN, CLOUD "TACO BELL"
3             SIGN, CLOUD "MINI BELLS"
1             SIGN, READERBOARD 4'X8'
1             SIGN, FONTS 8" KIT
1             COLUMN, F/SIGN 150 SQ FEET
1             RETHERM- PROPANE
1             PROPANE FRYER W/ COMPUTER
1             CO2 TANK
2             PRICE CONFIRMATION BOARD
1             D/T TIMER SYSTEM
1             BAG HOLDER
1             MINILINE LTR 98 DESIGN WESFAC
1             BAR, BEV 5'8"
1             DRINK COUNTER
2             HOOD/ STEAM F/MINILINE
1             MINILINE RTL
2             WORKTABLES, 24X30X36
1             ONE COMPARTMENT SINK
1             CUP DISPENSER
1             AIR DOOR- 42" REAR DR
1             CLR/FRZR, W/O L.S.W./WAR

QTY           EQUIPMENT DESCRIPTION
--------------------------------------------------------------------------------

2             WINDOW SLIDER
1             HOOD, 7' W/ PREPIPE
1             INTERIOR ROOF LADDER
1             MONEY COUNTER
1             STEAM TABLE
1             DOUBLE CHEESE MELTER
2             TOASTERS
1             CABINET, HOT HOLD
1             24" STAGER W/O PANS

SUPPLIER:     AWNING ENGINEERING CORPORATION- 1900 NW 40TH COURT BLDG 1, POMPANO
              BEACH, FL 33064

1             AWNING A-1 10'-0
1             AWNING A 10'-0
1             AWNING B 9'-6"
1             AWNING C 9'-6"
1             AWNING D 9'-6"
1             AWNING E 6'-9"
1             AWNING F 8'-4"
1             AWNING G 6"-9"
1             AWNING H 9'-6"
1             AWNING I 9'-6"
1             AWNING J 8'-4"
1             AWNING K 9'-6"
1             AWNING L 5'-6"

SUPPLIER:     DRIVE THRU COMMUNICATIONS, INC.-PO BOX 1387, DECATUR, GA 30031

1 LOT         MISC. LEASEHOLD IMPROVEMENTS

SUPPLIER:     ECKSTEIN SIGNS-1885 NAZARETH CHURCH RD., SPARTENBURG, SC 29301

1 LOT         MISC. LEASEHOLD IMPROVEMENTS

SUPPLIER:     INDUSTRIAL MAINTENANCE OVERFLOW CORP.- HWY 25 S, PO BOX 1689,
              FLETCHER, NC 28732

1 LOT         MISC. LEASEHOLD IMPROVEMENTS

SUPPLIER:     NATIONS SERVICES, INC.- PO BOX 648, POIEDMONT, SC 29673

1 LOT         MISC. LEASEHOLD IMPROVEMENTS

SUPPLIER:     PETER ANTHONY DESIGN- PO BOX 32382, DETROIT, MI 48232

2             46" FRP BOOTH
3             46" DOUBLE FRP BOOTH

QTY           EQUIPMENT DESCRIPTION
--------------------------------------------------------------------------------

1             8'-9" DOUBLE FRB SETTEE
8             TACO BELL STYLE F/S CHAIR
5             TACO BELL STYLE SWIVEL CHAIRS W/ 21"X24" TABLE TOP
8             TACO BELL STYLE SWIVEL CHAIRS W/ 18"X24" TABLE TOP
4             21"X24" PLASTIC LAMINATE INLAID TABLE TOP
2             24"X42" PLASTIC LAMINATE INLAID TABLE TOP
4             24"X42" PLASTIC LAMINATE INLAID TABLE TOP
1             WOOD HIGHCHAIR
2             OPEN CORED DIVIDER WALL CONSISTING OF GLASS BLOCK PANEL
1             ANGLED SOLID SURFACE SERVICE COUNTER TOP
1             SERVICE COUNTER BASE
3             FRAMED GRAPHIC PRINTS
1             DRIVE THRU SINK
1 LOT         MISC. LEASEHOLD IMPROVEMENTS

                                    EXHIBIT C

                          ALLOCATION OF PURCHASE PRICE

Property:                                                              Allocated Portion of Purchase Price:
---------                                                              ------------------------------------

Real Property 1 located in Mt. Vernon, Illinois                        $    3,202,000.00

Real Property 2 located in New Bern, North Carolina                    $      972,000.00

Real Property 3 located in Plano, Texas                                $    1,900,000.00

Real Property 4 located in Ewing Township, New Jersey                  $    1,815,000.00

Real Property 5 located in San Antonio, Texas                          $      977,000.00

Real Property 6 located in Virginia Beach, Virginia                    $    1,625,000.00

Real Property 7 located in Lakeland, Florida                           $    2,583,000.00

Real Property 8 located in Enid, Oklahoma                              $    1,157,000.00

Real Property 9 located in Hurst, Texas                                $    1,435,000.00

Real Property 10 located in Puyallup, Washington                       $    1,792,000.00

Real Property 11 located in Macomb, Michigan                           $    1,202,000.00

Real Property 12 located in Jacksonville, Florida                      $    1,700,000.00

Personal Property 1 located in Boardman, Ohio                          $       48,000.00

Personal Property 2 located in Texarkana, Texas                        $      107,000.00

Personal Property 3 -- Intentionally Omitted

Personal Property 4 located in Waynesville, North Carolina             $       50,000.00
                  -                                                    -----------------

Total Purchase Price:                                                                                $20,565,000.00
                                                                                                     ==============

                                    EXHIBIT D

                                  FORM OF DEED

[Note: Modify to conform to recording/other requirements of the state where the Project is located.]


                          LIMITED/SPECIAL WARRANTY DEED

For the consideration of [PURCHASE PRICE] ($                ), CAPTEC FRANCHISE
                                            ----------------
CAPITAL PARTNERS L.P. III a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Grantor") does hereby convey to GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Grantee") the following described property in the [CITY/TOWNSHIP/VILLAGE] of [MUNICIPALITY], County of [COUNTY], State of [STATE]:

              See Exhibit A attached hereto and made a part hereof.
                      Commonly known as [PROPERTY ADDRESS]
                               Tax Parcel ID # [#]

Subject to: The permitted exceptions set forth on Exhibit B attached hereto and made a part hereof, and further subject to that certain [LEASE DOCUMENT], between [LANDLORD] and [TENANT], dated [LEASE DATE], as amended.

The Grantor hereby binds itself and its successors to warrant and defend the title, against all claiming by, through or under Grantor, and no other, subject to the matters set forth herein.


Dated:                   , 200  .
      -------------------     --
WITNESSES:                                  CAPTEC FRANCHISE CAPITAL
                                            PARTNERS L.P. III

                                            By:  GP3 Asset Acquisition, LLC
                                            Its:  General Partner


                                            By:
--------------------------------                --------------------------------
Print name:                                 Print name:

                                            Its:
--------------------------------                --------------------------------
Print name:

STATE OF MICHIGAN    )
                     )ss.
COUNTY OF WASHTENAW  )

The foregoing instrument was acknowledged before me this    day of
                                                         --
              , 200  , by                           , who is personally known to
--------------     --     --------------------------
me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                        --------------------------------------
                                        Name:
                                              --------------------------------
                                        State of Michigan, County of Washtenaw
                                        My Commission Expires:
                                                               ---------------
                                        Acting in the County of Washtenaw




Prepared by and recorded
at the request of:

---------------------------------
---------------------------------
---------------------------------

When recorded return to:

---------------------------------
---------------------------------
---------------------------------

Send subsequent tax bills to:

Grantee

                                    EXHIBIT E

                              FORM OF BILL OF SALE

[Note: Modify to conform to requirements of the state where the Project is located.]


                                  BILL OF SALE

For the consideration of [PURCHASE PRICE] ($                ), CAPTEC FRANCHISE
                                            ----------------
CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Seller") does hereby sell, assign, convey, transfer and set over to GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Purchaser") the following described personal property:

              See Exhibit 1 attached hereto and made a part hereof.

Seller represents and warrants to Purchaser that Seller is the owner of the personal property described above and that such personal property is not subject to any lien, charge or encumbrance created or granted by Seller. All other warranties, expressed or implied (including any warranty of merchantability or fitness for a particular purpose) are disclaimed; provided, however, that the representations and warranties made by Seller under that certain Agreement of
Sale between Seller and Purchaser, dated                 , 2004, to the extent
                                         ----------------
applicable to the personal property described herein shall remain notwithstanding the foregoing limitation. Except as set forth above, the personal property described above is being sold "as is and where is" and subject to the liens for taxes which are not yet due and payable. This Bill of Sale may, but need not be, supplemented by specific assignments and conveyances of any and all the assets covered hereby, and Seller covenants and agrees that it will, on Purchaser's request, execute and deliver to Purchaser, its successors and assigns, such supplemental or specific assignments and conveyances as Purchaser, its successors or assigns may reasonably deem necessary and advisable to carry out the purposes of this sale, assignment, transfer and conveyance, and to vest in Purchaser, as of the date hereof, good title to the assets covered hereby, wherever situated.


Dated:                   , 200  .
       ------------------     --

WITNESSES:                                  CAPTEC FRANCHISE CAPITAL
                                            PARTNERS L.P. III

                                            By:  GP3 Asset Acquisition, LLC
                                            Its:  General Partner


                                            By:
--------------------------------                --------------------------------
Print name:                                          Print name:

                                            Its:
--------------------------------                 -------------------------------
Print name:

STATE OF MICHIGAN    )
                     )ss.
COUNTY OF WASHTENAW  )

The foregoing instrument was acknowledged before me this     day of
                                                         ---        ------------
              , 200 , by                            , who is personally known to
--------------     -     ---------------------------
me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires:
                                                                  --------------
                                          Acting in the County of Washtenaw

                                    EXHIBIT 1
                                       TO
                                  BILL OF SALE

                    [Insert description of personal property]

                                    EXHIBIT F

                           FORM OF ASSIGNMENT OF LEASE

[Note: Modify to conform to recording/other requirements of the state where the Project is located.]


                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE ("Assignment") is made as of           , 200_,
                                                               ----------
by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Assignee").

                                    RECITALS:

         Assignor leased to [TENANT NAME], [TENANT ENTITY] ("Tenant"), the PREMISES* (as defined in the Lease described below), located at [PROPERTY ADDRESS] ("Premises"), pursuant to a Lease dated as of [LEASE DATE], as amended, a true and complete copy of which is attached as Exhibit 1 ("Lease"). [*NOTE:
CONFIRM THAT PREMISES IS THE CORRECT DEFINED TERM UNDER THE LEASE.]

         In connection with, and in consideration of, the acquisition of the Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to: (a) the Lease, and (b) the security deposit(s), if any, paid by Tenant under the Lease ("Security Deposit") [and (c) the guaranty, if any, guaranteeing performance of Tenant's duties and obligations under the Lease, given by [GUARANTOR NAME(S)] dated [GUARANTY DATE], as amended, a true and complete copy of which is attached as Exhibit 2 ("Guaranty")].

         Assignee agrees to accept the assignment of those items described above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Lease and the Security Deposit, if any, [and the Guaranty,] arising from and after the date of this Assignment.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Security Deposit [and the Guaranty], and Assignee assumes all of Assignor's duties and obligations under the Lease and the Security Deposit [and the Guaranty] and agrees to perform and to be bound by all of the terms and provisions of the Lease and the Security Deposit [and the Guaranty] in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment. Assignor agrees to indemnify and hold harmless Assignee and its successors and assigns from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignor prior to the date of this Assignment.

         2. Representation. To Assignor's knowledge, the Lease [and the Guaranty] is [are] in full force and effect and has not been modified, amended or restated (except as identified in Exhibit 1[and Exhibit 2] attached hereto).

         3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

WITNESSES:
                                               CAPTEC FRANCHISE CAPITAL
                                               PARTNERS L.P. III

                                               By:  GP3 Asset Acquisition, LLC
                                               Its:  General Partner


                                               By:
---------------------------------                  -----------------------------
Print Name:                                    Print Name:

                                               Its:
---------------------------------                   ----------------------------
Print Name:

                                               GE CAPITAL FRANCHISE FINANCE
                                               CORPORATION,
                                               a Delaware corporation



                                               By:
--------------------------------                   -----------------------------
Print Name:                                    Print Name:

                                               Its:
--------------------------------                    ----------------------------
Print Name:

STATE OF MICHIGAN    )
                     )ss.
COUNTY OF WASHTENAW  )

The foregoing instrument was acknowledged before me this     day of
                                                         ---
              , 200  , by                           , who is personally known to
--------------     --     --------------------------
me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                        --------------------------------------
                                        Name:
                                                ------------------------------
                                        State of Michigan, County of Washtenaw
                                        My Commission Expires:
                                                                --------------
                                        Acting in the County of Washtenaw






STATE OF                   )
          --------------
                           )ss.
COUNTY OF                  )
          --------------

         The foregoing instrument was acknowledged before me this       day of
                                                                  -----
               , 200  , by                                        , the
--------------      --     --------------------------------------
                        of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware
-----------------------
corporation, on behalf of the corporation.

                                              ----------------------------------
                                              Notary Public
                                                             County,
                                              --------------         -----------
                                              My Commission Expires:
                                                                     -----------
                                              [Notary's Seal]
Prepared by and recorded
at the request of:

---------------------------------
---------------------------------
---------------------------------


When recorded return to:

---------------------------------
---------------------------------
---------------------------------

                                    EXHIBIT 1
                                       TO
                               ASSIGNMENT OF LEASE
                             [Attach copy of Lease]

                                    EXHIBIT 2
                                       TO
                               ASSIGNMENT OF LEASE
                            [Attach copy of Guaranty]

                                   EXHIBIT F-1

                      FORM OF ASSIGNMENT OF EQUIPMENT LOAN



                          ASSIGNMENT OF EQUIPMENT LOAN


         THIS ASSIGNMENT OF EQUIPMENT LOAN ("Assignment") is made as of _______________, 200_, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 ("Assignor"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Assignee").

                                    RECITALS:

         Assignor made a loan to [BORROWER NAME], [BORROWER ENTITY] ("Borrower"), secured by certain equipment described on Exhibit 1 attached hereto ("Equipment") located at [PROPERTY ADDRESS] ("Premises"), pursuant to certain loan documents dated as of [LOAN DATE], as amended, true and complete copies of which are attached hereto as Exhibit 2 ("Loan Documents").

         In connection with, and in consideration of, the acquisition of the Loan by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to: (a) the Loan Documents, and (b) all amounts payable by Borrower thereunder [and (c) the guaranty, if any, guaranteeing performance of Borrower's duties and obligations under the Loan Documents, given by [GUARANTOR NAME(S)] dated [GUARANTY DATE], as amended, a true and complete copy of which is attached as Exhibit 3 ("Guaranty")].

         Assignee agrees to accept the assignment of those items described above and Assignee further agrees to perform all of the Assignor's obligations under or relating to the Loan Documents [and the Guaranty,] arising from and after the date of this Assignment.

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

         1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Loan Documents [and the Guaranty] and all amounts payable by Borrower [and the Guarantor] thereunder, and Assignee assumes all of Assignor's duties and obligations under the Loan Documents [and the Guaranty] and agrees to perform and to be bound by all of the terms and provisions of the Loan Documents [and the Guaranty] in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment. Assignor agrees to indemnify and hold harmless Assignee and its successors and assigns from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignor prior to the date of this Assignment.

         2. Representation and Allonge. To Assignor's knowledge, the Loan Documents [and the Guaranty] are in full force and effect and have not been modified, amended or restated (except as


                                    F-1 -- 1
identified in Exhibit 2 [and Exhibit 3] attached hereto). Assignor further agrees to execute and deliver to Assignee concurrently herewith an allonge in the form attached hereto as Exhibit 4.

         3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

This Assignment has been executed as of the day and year noted above.

WITNESSES:
                                           CAPTEC FRANCHISE CAPITAL
                                           PARTNERS L.P. III

                                           By:  GP3 Asset Acquisition, LLC
                                           Its:  General Partner


                                           By:
-----------------------------                ---------------------------------
Print Name:                                Print Name:


                                           Its:
-----------------------------                  -------------------------------
Print Name:

                                           GE CAPITAL FRANCHISE FINANCE
                                           CORPORATION,
                                           a Delaware corporation



                                           By:
-----------------------------                ---------------------------------
Print Name:                                Print Name:


                                           Its:
-----------------------------                  -------------------------------
Print Name:






                                    F-1 -- 2

STATE OF MICHIGAN     )
                      )ss.
COUNTY OF WASHTENAW   )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

                                        --------------------------------
                                        Name:
                                             ---------------------------
                                        State of Michigan, County of Washtenaw
                                        My Commission Expires:
                                                                -----------
                                        Acting in the County of Washtenaw






STATE OF                   )
          ---------------- )ss.
COUNTY OF                  )
          ----------------

         The foregoing instrument was acknowledged before me this ____ day of ______, 200_, by _________________________________________, the
_______________________of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, on behalf of the corporation.


                                            --------------------------------
                                            Notary Public
                                                               County,
                                            ------------------         -----
                                            My Commission Expires:
                                                                  ----------
                                            [Notary's Seal]

Prepared by and recorded
at the request of:

---------------------------------
---------------------------------
---------------------------------


When recorded return to:

---------------------------------
---------------------------------
---------------------------------




                                    F-1 -- 3

                                    EXHIBIT 1
                                       TO
                          ASSIGNMENT OF EQUIPMENT LOAN
                           [Description of Equipment]




                                    F-1 -- 4

                                    EXHIBIT 2
                                       TO
                          ASSIGNMENT OF EQUIPMENT LOAN
                        [Attach copies of Loan Documents]





                                    F-1 -- 5

                                    EXHIBIT 3
                                       TO
                          ASSIGNMENT OF EQUIPMENT LOAN

                            [Attach copy of Guaranty]




                                    F-1 -- 6

                                    EXHIBIT 4
                                       TO
                          ASSIGNMENT OF EQUIPMENT LOAN


                                 FORM OF ALLONGE


This allonge is attached to and forms a part of the Equipment Loan Promissory Note (the "NOTE") dated as of [ -- ] made by Roma Texarkoma Joint Venture, a Texas general partnership in favor of Captec Financial Group, Inc., and subsequently assigned through a series of assignments to Captec Franchise Capital Partners L.P. III, a Delaware limited partnership. The undersigned hereby endorses the Note described in the preceding sentence payable to the order of GE Capital Franchise Finance Corporation, a Delaware corporation ("Buyer"), without express or implied warranty, representation or recourse except only as specifically provided in the Agreement of Sale, dated November ___, 2004, by and among the Seller and the Buyer.

Dated:  [Closing Date]


                                        CAPTEC FRANCHISE CAPITAL
                                        PARTNERS, L.P. III,
                                        a Delaware limited partnership



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:






                                    F-1 -- 7

                                    EXHIBIT G
                      FORM OF NON-FOREIGN PERSONS AFFIDAVIT
                          NON-FOREIGN PERSONS AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("TRANSFEREE"), that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership ("Transferor"), the undersigned certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's United States Employer Identification Number is 38-3160141;

         3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105.

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                             CAPTEC FRANCHISE CAPITAL
                                             PARTNERS L.P. III

                                             By:  GP3 Asset Acquisition, LLC
                                             Its: General Partner

                                             By:
                                                -------------------------------
                                             Print Name:

                                             Its:
                                                 ------------------------------




Dated as of           , 200 .
            ----------     -

STATE OF MICHIGAN          )
                           )ss.
COUNTY OF WASHTENAW        )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.


                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          State of Michigan, County of Washtenaw
                                          My Commission Expires:
                                                                ----------
                                          Acting in the County of Washtenaw

                                    EXHIBIT H
                    FORM OF NOTICE TO TENANT/LESSEE/BORROWER
                                            , 200
                               -------------     -

[TENANT/LESSEE/BORROWER NAME]
[TENANT/LESSEE/BORROWER ADDRESS]

Ladies and Gentlemen:

         This is to inform you that on __________________, 200_ the interest of Captec Franchise Capital Partners L.P. III ("Seller") in that certain [LEASE/LOAN], dated as of ____________________, ______ [("LEASE")/("LOAN")],
between [SELLER][SELLER'S PREDECESSOR IN INTEREST, ________________________], as [LANDLORD/LESSOR/LENDER], and [TENANT/LESSEE/BORROWER
NAME][TENANT/LESSEE/BORROWER ENTITY], as [TENANT] [LESSEE] [BORROWER], for the [REAL] [PERSONAL] property located at [PROPERTY ADDRESS], has been assigned to GE CAPITAL FRANCHISE FINANCE CORPORATION. Accordingly, all future payments owed, and notices to be given, to the [LANDLORD/LESSOR/LENDER] under the [LEASE/LOAN] should be delivered to GE CAPITAL FRANCHISE FINANCE CORPORATION at the following address: 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402.

                                               Very truly yours,

                                               CAPTEC FRANCHISE CAPITAL
                                               PARTNERS L.P. III

                                               By:   GP3 Asset Acquisition LLC
                                               Its:  General Partner


                                               By
                                                 ---------------------------
                                               Print Name:

                                               Its Vice President

                                    EXHIBIT I
                       FORM OF INTERIM SERVICING AGREEMENT

                   Captec Franchise Capital Partners L.P. III
                           24 Frank Lloyd Wright Drive
                               Lobby L, 4th Floor
                               Ann Arbor, MI 48105


                       , 200
-----------------------     --


GE Capital Franchise Finance Corporation
44 Old Ridgebury Road
Danbury, CT 06810

Captec Financial Group, Inc.
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, MI 48105

Re: Interim Servicing of Portfolio of Properties

Ladies and Gentlemen:

On even date herewith, GE Capital Franchise Finance Corporation ("Purchaser") acquired twelve (12) parcels of real estate and three (3) equipment lease/loan packages from Captec Franchise Capital Partners L.P. III ("Seller"). The real estate and equipment lease/loan packages were acquired in accordance with the terms and conditions of that certain Agreement of Sale, dated November __, 2004, between Seller and Purchaser ("Agreement"). Unless the context clearly requires otherwise, capitalized terms in this letter agreement shall have the same meaning as set forth in the Agreement.

Pursuant to Section 17 of the Agreement, Purchaser has requested and Seller has agreed to cause Captec Financial Group, Inc. ("Captec"), an affiliate of Seller, to assist Purchaser in the servicing of the Property for a period of up to thirty (30) days following the Closing ("Interim Period"). Seller, Purchaser and Captec desire to set forth the duties and responsibilities that Captec will undertake in the servicing of the Properties during the Interim Period.

Captec shall use commercially reasonable efforts in cooperating with Purchaser to facilitate the transition of servicing, information and files for the Properties as follows:

1. Captec shall mail to the Tenants, Lessees and borrower under the Equipment Loan within one (1) business day following the Closing the Notice to Tenant or the Notice to Lessee (as the case may be) as executed by Purchaser and Seller, notifying the Tenants, Lessees and such borrower of the transfer of the Properties to Purchaser and directing future payments on the Real Estate Leases, the Equipment Leases and the Equipment Loan to Purchaser.

2. At the Closing, Captec shall deliver to Purchaser the acquisition and servicing files of Seller pertaining to the Properties. Delivery of the records to Purchaser shall occur at the offices of Captec. Purchaser shall be responsible for shipping the records from the offices of Captec to the location of Purchaser's choice. Captec shall have the right, in its sole discretion, to keep copies of all such materials.

3. Captec shall initiate the ACH payments to be made by the Tenants, Lessees and borrower under the Equipment Loan on the Real Estate Leases, Equipment Leases and Equipment Loan for the rental/loan payments due on _______________, 200__ and shall promptly remit to Purchaser by wire transfer (in accordance with wire transfer instruction provided to Captec by Purchaser) all funds actually collected by Captec as a result of the ACH payments. Captec shall submit to Purchaser a written report detailing the amounts collected pursuant to the preceding sentence prior to the expiration of the Interim Period. After the expiration of the Interim Period, Purchaser shall be responsible for initiating any subsequent ACH payments and monitoring the collection of payments on the Real Estate Leases, Equipment Leases and Equipment Loan.

4. After the Closing, Captec shall promptly remit to Purchaser by wire transfer (in accordance with wire transfer instruction provided to Captec by Purchaser) any payments on any Real Estate Leases, Equipment Leases or Equipment Loan actually received by Captec, and promptly forward to Purchaser any documents or correspondence received by Captec pertaining to the Real Estate Leases, Equipment Leases or Equipment Loan. All documents and correspondence shall be delivered to Purchaser at the address set forth in Section 24 of the Agreement or such other address as may be designated in accordance with the terms and provisions of Section 24 of the Agreement.

5. Except as specifically detailed in the first sentence of Section 3 of this letter agreement, Captec shall not be responsible for taking any collection or remedial actions relating to the Real Estate Leases, Equipment Leases or Equipment Loan.

6. Purchaser shall indemnify and hold Captec, its shareholders, directors, officers and employees harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees) incurred or suffered by Captec, its shareholders, directors, officers and/or employees by reason of the performance of Captec's duties and obligations under this letter agreement; provided, however, the foregoing duty to indemnify and hold harmless Captec, its shareholders, directors, officers and employees shall not apply to any loss, liability, damage, cost or expense that is the direct result or consequence of the gross negligence or willful misconduct of Captec, its shareholders, directors, officers and employees.

Please execute this letter agreement in the space provided below to acknowledge your agreement to the terms and conditions set forth in this letter agreement and return the executed counterpart to the undersigned.

Sincerely,

Captec Franchise Capital Partners L.P. III
By: GP3 Asset Acquisition, LLC
Its: General Partner

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

Acknowledged and agreed:

GE Capital Franchise Finance Corporation
By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

Captec Financial Group, Inc.
By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                          RIGHT OF FIRST REFUSAL RIDER

         This Right of First Refusal Rider ("Rider") shall be attached to and become part of that certain Agreement of Sale ("Agreement") dated ___________________, 200_, between [GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation of 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("Purchaser"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48105 ("Seller").

         Capitalized terms used herein shall have the meanings given them in the Agreement.

WAIVER OF RIGHT OF FIRST REFUSAL:
Purchaser acknowledges that:

         (a) Tenant 4 under Real Estate Lease 4 (and certain other related documents) has a right of first refusal to purchase Real Property 4;

         (b) Tenant 5 under Real Estate Lease 5 has a right of first refusal to purchase Real Property 5;

         (c) Tenant 9 under Real Estate Lease 9 has a right of first refusal to purchase Real Property 9; and

         (d) Tenant 10 under Real Estate Lease 10 has a right of first refusal to purchase Real Property 10.

Promptly following Seller's and Purchaser's acceptance hereof, Seller shall advise each such Tenant of this offer as it relates to such Tenant's Real Property pursuant to the terms of the applicable right of first refusal. Seller's obligations hereunder are and shall be contingent upon the applicable Tenant waiving in writing (or failing to exercise) its right of first refusal, failing which, such Real Property shall be removed from the terms and provisions of the Agreement and the Purchase Price shall be reduced by the amount allocated to such Real Property as set forth on Exhibit "C."

         IN WITNESS WHEREOF, the parties hereto have executed this Rider, effective as of the date of the Agreement.

PURCHASER:                                   SELLER:

GE CAPITAL FRANCHISE FINANCE                 CAPTEC FRANCHISE CAPITAL
CORPORATION,                                 PARTNERS L.P. III
A Delaware corporation

                                             By:   GP3 Asset Acquisition, LLC
By                                           Its:  General Partner
  -----------------------------------
Print Name:
                                             By
                                               ---------------------------------
Its                                          Print Name:
   ----------------------------------

Date of Execution:                           Its
                  -------------------           --------------------------------

                                             Date of Execution:
                                                               -----------------

                                  SCHEDULE 7(b)

                            NOTICES OF NON-COMPLIANCE


1. The City of Hurst attached a labor lien for $25.00 against Parcel 9 in response to an alleged failure by Tenant 9 to promptly pay a $350 invoice form the City of Hurst for mowing and/or rubbish removal. Tenant 9 has advised Seller that the $350 invoice was paid promptly and that Tenant 9 has reached agreement with the City of Hurst to discharge the labor lien. Seller has requested that Tenant 9 submit evidence of the discharge of the labor lien.



                                Schedule 7(b) - 1

                                  SCHEDULE 7(c)

                               PENDING LITIGATION


                                      None




                                Schedule 7(c) - 1

                                  SCHEDULE 7(d)

                                 EMINENT DOMAIN


                                      None




                                Schedule 7(d) - 1

                                  SCHEDULE 7(f)

                               LEASE/LOAN DEFAULTS


1. Seller has historically not enforced remedies for the failure by the Tenants, the Lessees and/or the borrower under the Equipment Loan to be in compliance with the financial reporting requirements set forth in the Real Estate Leases, the Equipment Leases and/or the Equipment Loan. Accordingly, Seller makes no warranties or representations concerning the Tenants, the Lessees and/or the borrower under the Equipment Loan being in or out of compliance with any financial reporting requirements and/or financial covenants set forth in the Real Estate Leases, the Equipment Leases and/or the Equipment Loan. Seller has, and will continue up to Closing (or the termination of the Agreement) to make available to Purchaser for its review all financial reports received by Seller from the Tenants, the Lessees and/or the borrower under the Equipment Loan.



                               Schedule 7(f) - 1